Exhibit 4.2

EXECUTION COPY

STORE MASTER FUNDING I, LLC,

as an Issuer,

STORE MASTER FUNDING II, LLC,

as an Issuer,

STORE Master Funding III, LLC

as an Issuer,

STORE MASTER FUNDING IV, LLC

as an Issuer,

STORE MASTER FUNDING V, LLC

as an Issuer,

STORE MASTER FUNDING VI, LLC

as an Issuer,

STORE MASTER FUNDING VII, LLC

as an Issuer,

STORE MASTER FUNDING XIV, LLC

as an Issuer,

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2019-1 SUPPLEMENT

Dated as of November 13, 2019

to

SEVENTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of November 13, 2019

NET-LEASE MORTGAGE NOTES, SERIES 2019-1

TABLE OF CONTENTS

Exhibits

EXHIBIT A	Additional Representations and Warranties

Schedules

SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Reserved
SCHEDULE III-B	Amortization Schedule (Series 2013-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2013-2 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2013-3 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2014-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2015-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2016-1 Notes)
SCHEDULE III-H	Amortization Schedule (Series 2018-1 Notes)
SCHEDULE III-I	Amortization Schedule (Series 2019-1 Class A-1 (AAA) Notes)
SCHEDULE III-J	Amortization Schedule (Series 2019-1 Class A-2 (AAA) Notes)
SCHEDULE III-K	Amortization Schedule (Series 2019-1 Class A-3 (A+) Notes)
SCHEDULE III-L	Amortization Schedule (Series 2019-1 Class A-4 (A+) Notes)
SCHEDULE III-M	Amortization Schedule (Series 2019-1 Class B Notes)

SERIES 2019-1 SUPPLEMENT, dated as of November 13, 2019 (the “Series 2019-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC (each an “Issuer” and together, the “Issuers”) and the Indenture Trustee.

Pursuant to this Series 2019-1 Supplement to the Seventh Amended and Restated Master Indenture (the “Master Indenture”), dated as of November 13, 2019, among the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2019-1 Notes”), which consists of the Series 2019-1 Class A-1 (AAA) Notes, the Series 2019-1 Class A-2 (AAA) Notes, the Series 2019-1 Class A-3 (A+) Notes, the Series 2019-1 Class A-4 (A+) Notes and the Series 2019-1 Class B Notes (each, as defined below), and specify the Principal Terms thereof.

Pursuant to the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, as supplemented by the Series 2012-1 Supplement (as amended by the Omnibus Amendment Number One, dated May 4, 2017 (the “Omnibus Amendment”), among the Issuers and the Indenture Trustee, the “Series 2012-1 Supplement”), dated as of August 23, 2012, among STORE Master Funding I, LLC and the Indenture Trustee, as further supplemented by the Series 2013-1 Supplement (as amended by the Omnibus Amendment, “Series 2013-1 Supplement”), dated as of March 27, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC and the Indenture Trustee, as further supplemented by the Series 2013-2 Supplement (as amended by the Omnibus Amendment, “Series 2013-2 Supplement”), dated as of July 25, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as further supplemented by the Series 2013-3 Supplement (as amended by the Omnibus Amendment, “Series 2013-3 Supplement”), dated as of December 3, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as further supplemented by the Series 2014-1 Supplement (as amended by the Omnibus Amendment, “Series 2014-1 Supplement”), dated as of May 6, 2014, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, as further supplemented by the Series 2015-1 Supplement (as amended by the Omnibus Amendment, “Series 2015-1 Supplement”), dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC and the Indenture Trustee, and as further supplemented by the Series 2016-1 Supplement (as amended by the Omnibus Amendment, “Series 2016-1 Supplement”), dated as of October 18, 2016, among the STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC and the Indenture Trustee, and as further supplemented by the Series 2018-1 Supplement (as amended by the Omnibus Amendment, “Series 2018-1 Supplement”), dated as of October 22, 2018, among the Issuers and the Indenture Trustee, the Issuers issued the Net-Lease Mortgage Notes, Series 2018-1 (the “Series 2018-1 Notes”), with an initial series principal balance equal to $626,000,000.

Pursuant to the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement, as further supplemented by the Series 2015-1 Supplement, and as further supplemented by the Series 2016-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2016-1 (the “Series 2016-1 Notes”), with an initial series principal balance equal to $355,000,000.

Pursuant to the Fourth Amended and Restated Master Indenture, dated as of April 16, 2015, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement and as further supplemented by the Series 2015-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC issued the Net-Lease Mortgage Notes, Series 2015-1 (the “Series 2015-1 Notes”), with an initial series principal balance equal to $395,000,000.

Pursuant to the Third Amended and Restated Master Indenture, dated as of May 6, 2014, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and STORE Master Funding V, LLC issued the Net-Lease Mortgage Notes, Series 2014-1 (the “Series 2014-1 Notes”), with an initial series principal balance equal to $277,500,000.

Pursuant to the Second Amended and Restated Master Indenture, dated as of December 3, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement and as further supplemented by the Series 2013-3 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and STORE Master Funding IV, LLC issued the Net-Lease Mortgage Notes, Series 2013-3 (the “Series 2013-3 Notes”), with an initial series principal balance equal to $190,000,000.

Pursuant to the Amended and Restated Master Indenture (the “Amended and Restated Master Indenture”), dated as of March 27, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement and as further supplemented by the Series 2013-2 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC and STORE Master Funding III, LLC issued the Net-Lease Mortgage Notes, Series 2013-2 (the “Series 2013-2 Notes”), with an initial series principal balance equal to $218,500,000.

Pursuant to the Amended and Restated Master Indenture, as supplemented by the Series 2012-1 Supplement and as further supplemented by the Series 2013-1 Supplement, STORE Master Funding I, LLC and STORE Master Funding II, LLC issued the Net-Lease Mortgage Notes, Series 2013-1 (the “Series 2013-1 Notes”), with an initial series principal balance equal to $270,000,000.

Pursuant to the Master Indenture, dated as of August 23, 2012, among STORE Master Funding I, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, STORE Master Funding I, LLC issued the Net-Lease Mortgage Notes, Series 2012-1 (the “Series 2012-1 Notes”), with an initial series principal balance equal to $229,500,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

Definitions

Section 1.01.      Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”: With respect to the Series 2019-1 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Adjustment Amount”: For the Series 2019-1 Class B Notes, the Series 2019-1 Class B Adjustment Amount.

“Aggregate Class B Note Adjustment Amount”: On any Payment Date, the amount, if any, by which the Aggregate Series Principal Balance before giving effect to any payments of principal on such Payment Date exceeds (i) the Aggregate Collateral Value minus (ii) the sum of Collateral Value of the Defaulted Assets and Collateral Value of the Delinquent Assets as of the last day of the Collection Period related to such Payment Date. In no event will the Aggregate Class B Note Adjustment Amount be greater than the sum of (i) the Outstanding Principal Balance of the Class B Notes and (ii) the aggregate outstanding principal balance of all class B notes of each other Series.

“Allocated Loan Amount”: As defined in the Property Management Agreement.

“Allocated Release Amount”: For a Released Asset (other than any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof or sold to a STORE SPE), an amount equal to the lesser of (A) the Fair Market Value of such Released Asset and (B) one hundred fifteen percent (115%) of the Allocated Loan Amount of such Released Asset.

“Anticipated Repayment Date”: With respect to the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-3(A+) Notes, the Payment Date occurring in November 2026. The Anticipated Repayment Date for the Series 2019-1 Class A-2 (AAA) Notes, the Series 2019-1 Class A-4 (A+) Notes, the Payment Date occurring in November 2034. The Anticipated Repayment Date for the Series 2019-1 Class B Notes is the Payment Date occurring in November 2031.

“Class B Note Adjusted Principal Balance”: On any Payment Date, the Outstanding Principal Balance of the Series 2019-1 Class B Notes before giving effect to any payments of principal on such Payment Date (or, in the case of the initial Payment Date, the Initial Principal Balance as of the Series Closing Date), minus the Series 2019-1 Class B Note Adjustment Amount on the current Payment Date. In no event will the Series 2019-1 Class B Note Adjusted Principal Balance exceed the Outstanding Principal Balance of the Series 2019-1 Class B Notes or be a number less than zero. On the Series Closing Date, the Series 2019-1 Class B Note Adjusted Principal Balance will be equal to the Outstanding Principal Balance of the Series 2019-1 Class B Notes on the Series Closing Date.

“Class B Note Adjustment Amount”: On any Payment Date, (i) the quotient of (a) the Outstanding Principal Balance of the Series 2019-1 Class B Notes, divided by (b) the sum of (A) the Outstanding Principal Balance of the Series 2019-1 Class B Notes and (B) the aggregate outstanding principal balance of all class B notes of each other Series, multiplied by (ii) the Aggregate Class B Note Adjustment Amount for such Payment Date.

“Collateral Defect”: As defined in the Property Management Agreement.

“Controlling Party”: With respect to the Series 2019-1 Notes, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2019-1 Class A (AAA) Notes, or, if such Series 2019-1 Class A (AAA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2019-1 Class A (A+) Notes, or, if such Series 2019-1 Class A (A+) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2019-1 Class B Notes.

“Early Amortization Period”: With respect to the Series 2019-1 Notes, (a) as defined in the Master Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2019-1 Notes in full on or prior to the applicable Anticipated Repayment Date commencing on the applicable Anticipated Repayment Date.

“Early Refinancing Notice Date”: As defined in Section 2.05.

“Early Refinancing Prepayment”: As defined in Section 2.05.

“Guaranty”: With respect to the Series 2019-1 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as amended and as may be further amended or restated from time to time.

“Indenture”: With respect to the Series 2019-1 Notes, the Seventh Amended and Restated Master Indenture, dated as of November 13, 2019, as supplemented by the Series 2012-1 Supplement, the Series 2013-1 Supplement, the Series 2013-2 Supplement, the Series 2013-3 Supplement, the Series 2014-1 Supplement, the Series 2015-1 Supplement, the Series 2016-1 Supplement, the Series 2018-1 Supplement, this Series 2019-1 Supplement and any other Series Supplement, as applicable, each as may be amended or supplemented from time to time.

“Indenture Trustee Fee Rate”: With respect to the Series 2019-1 Notes, 0.0095%.

“Initial Principal Balance”: With respect to each Class of the Series 2019-1 Notes, as set forth on the table in Section 2.01(a) hereof.

“Initial Purchaser”: Each of Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

“Issuer Interests”: The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC and STORE Master Funding XIV, LLC.

“Issuer Member”: With respect to the Series 2019-1 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”: (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013; (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013; (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013; (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014; (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of April 15, 2015; (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, dated as of October 13, 2016, LLC; and (viii) the Limited Liability Company Agreement of STORE Master Funding XIV, LLC, dated as of October 21, 2016, each as may be amended or restated from time to time.

“Make Whole Amount”: With respect to the Series 2019-1 Notes and any Payment Date (I) upon which any Unscheduled Principal Payment related to any Third Party Option Price received as a result of a Third Party Purchase Option, Payoff Amounts received in connection with releases and sales of Leases and Properties, any proceeds derived from each un-leased Property (exclusive of related operating costs, including certain reimbursements payable to the Property Manager in connection with the operation and disposition of such un-leased Property), or any other amount disbursed from the Release Account to the Collection Account relating to Released Assets, shall be paid pursuant to Section 2.02 of this Series Supplement or (II) (x) with respect to the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-3 (A+) Notes, that occurs more than twenty-four (24) months prior to the Anticipated Repayment Date for such Class of Series 2019-1 Notes or (y) with respect to the Series 2019-1 Class A-2 (AAA) Notes and the Series 2019-1 Class A-4 (A+) Notes, that occurs more than thirty-six (36) months prior to the Anticipated Repayment Date for such Class of Series 2019-1 Notes, upon which a Voluntary Prepayment is made, the payment due to each Series 2019-1 Noteholder in an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: the product of (1) the Applicable Paydown Percentage and (2)(A) using the Reinvestment Yield, the sum of the present values of the scheduled payments of principal and interest remaining until the applicable Anticipated Repayment Date (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment, as applicable), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment, as applicable.

“Maximum Property Concentrations”: With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the aggregate Allocated Loan Amounts of the Collateral Pool: (i)(a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 12.5% and (b) in the case of the five (5) largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%; (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to ground leases as of any Determination Date, a percentage equal to 2.0% as of such Determination Date; (v) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percent equal to 2.0% as of such Determination Date; (vi) with respect to Properties with less than twelve (12) months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date; (vii) with respect to Construction Properties as of any Determination Date, a percentage equal to 3.0% as of such Determination Date and (viii) (a) with respect to Loans, as of any Determination Date prior to the first Series closing date occurring after the Series Closing Date, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Loans, as of any Determination Date on or after the first Series closing date occurring after the Series Closing Date, a percentage no greater than 20.0% as of such Determination Date.

“Note Interest”: The Series 2019-1 Class A-1 (AAA) Note Interest, the Series 2019-1 Class A-2 (AAA) Note Interest, the Series 2019-1 Class A-3 (A+) Note Interest, the Series 2019-1 Class A-4 (A+) Note Interest or the Series 2019-1 Class B Note Interest, as applicable.

“Note Rate”: The Series 2019-1 Class A-1 (AAA) Note Rate, the Series 2019-1 Class A-2 (AAA) Note Rate, the Series 2019-1 Class A-3 (A+) Note Rate, the Series 2019-1 Class A-4 (A+) Note Rate or the Series 2019-1 Class B Note Rate, as applicable.

“Post-ARD Additional Interest Rate”: With respect to the Series 2019-1 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”: With respect to the Series 2019-1 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”: (i) With respect to the Series 2019-1 Class A-1 (AAA) Notes, a percentage equal to 1.20%, (ii) with respect to the Series 2019-1 Class A-2 (AAA) Notes, a percentage equal to 1.85%, (iii) and with respect to the Series 2019-1 Class A-3 (A+) Notes, a percentage equal to 1.70%, (iv) with respect to the Series 2019-1 Class A-4 (A+) Notes, a percentage equal to 2.70% and (v) with respect to the Series 2019-1 Class B Notes, a percentage equal to 3.70%; provided, however, that with respect to the Series 2019-1 Class B Notes, such rate may be reset by the Issuers in the future.

“Private Placement Memorandum”: With respect to the Series 2019-1 Notes, the Private Placement Memorandum dated November 8, 2019.

“Qualified Release Amount”: A portion of the Collateral Pool that may be released in connection with an Early Refinancing Prepayment, applying a Release Price for each asset to be released equal to the greater of Fair Market Value and one hundred twenty-five percent (125%) of the Allocated Loan Amount of the Properties, Hybrid Leases and/or Loans being released, that in the aggregate is no greater than the dollar amount of the Notes being prepaid in connection with such Early Refinancing Prepayment.

“Rated Final Payment Date”: With respect to the Series 2019-1 Notes, the Payment Date occurring in October 2048.

“Reinvestment Yield”: With respect to any Class of Series 2019-1 Notes, the yield on United States Treasury Securities having the closest maturity (month and year) to the weighted average life of such Class of Notes as of such Payment Date, based on the Anticipated Repayment Date of such Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Payment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A Principal Payment”: The sum of (i) the Scheduled Class A-1 (AAA) Principal Payment, (ii) the Scheduled Class A-2 (AAA) Principal Payment, (iii) the Scheduled Class A-3 (A+) Principal Payment, and (iv) the Scheduled Class A-4 (A+) Principal Payment.

“Scheduled Class A-1 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2019-1 Class A-1 (AAA) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-I.

“Scheduled Class A-1 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2019-1 Class A-1 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2019-1 Class A-1 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date

“Scheduled Class A-2 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2019-1 Class A-2 (AAA) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-J.

“Scheduled Class A-2 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2019-1 Class A-2 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2019-1 Class A-2 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-3 (A+) Principal Balance”: With respect to any Payment Date and the Series 2019-1 Class A-3 (A+) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-K.

“Scheduled Class A-3 (A+) Principal Payment”: With respect to each Payment Date and the Series 2019-1 Class A-3 (A+) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-3 (A+) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-3 (A+) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-3 (A+) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2019-1 Class A-3 (A+) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-3 (A+) Principal Balance for the prior Payment Date.

“Scheduled Class A-4 (A+) Principal Balance”: With respect to any Payment Date and the Series 2019-1 Class A-4 (A+) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-L.

“Scheduled Class A-4 (A+) Principal Payment”: With respect to each Payment Date and the Series 2019-1 Class A-4 (A+) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-4 (A+) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-4 (A+) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-4 (A+) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2019-1 Class A-4 (A+) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-4 (A+) Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”: With respect to any Payment Date and the Series 2019-1 Class B Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-M.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2019-1 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2019-1 Class B Notes.

“Scheduled Series Principal Balance”: With respect to any Payment Date, the sum of the Scheduled Class A-1 (AAA) Principal Balance, the Scheduled Class A-2 (A+) Principal Balance and the Scheduled Class B Principal Balance.

“Series 2019-1 Class A (AAA) Notes”: Collectively, the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-2 (AAA) Notes.

“Series 2019-1 Class A (A+) Notes”: Collectively, the Series 2019-1 Class A-3 (A+) Notes and the Series 2019-1 Class A-4 (A+) Notes.

“Series 2019-1 Class A (AAA) Noteholder”: With respect to any Series 2019-1 Class (AAA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A (A+) Noteholder”: With respect to any Series 2019-1 Class A (A+) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A-1 (AAA) Noteholder”: With respect to any Series 2019-1 Class A-1 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A-1 (AAA) Note Interest”: On any Payment Date for the Series 2019-1 Class A-1 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2019-1 Class A-1 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2019-1 Class A-1 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2019-1 Class A-1 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2019-1 Class A-1 (AAA) Notes.

“Series 2019-1 Class A-1 (AAA) Notes”: Any of the Series 2019-1 Class A-1 (AAA) Notes, issued pursuant to this Series 2019-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2019-1 Class A-2 (AAA) Noteholder”: With respect to any Series 2019-1 Class A-2 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A-2 (AAA) Note Interest”: On any Payment Date for the Series 2019-1 Class A-2 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2019-1 Class A-2 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2019-1 Class A-2 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2019-1 Class A-2 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2019-1 Class A-2 (AAA) Notes.

“Series 2019-1 Class A-2 (AAA) Notes”: Any of the Series 2019-1 Class A-2 (AAA) Notes, issued pursuant to this Series 2019-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2019-1 Class A-3 (A+) Noteholder”: With respect to any Series 2019-1 Class A-3 (A+) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A-3 (A+) Note Interest”: On any Payment Date for the Series 2019-1 Class A-3 (A+) Notes, the interest accrued during the related Accrual Period at the Series 2019-1 Class A-3 (A+) Note Rate, applied to the Outstanding Principal Balance of the Series 2019-1 Class A-3 (A+) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2019-1 Class A-3 (A+) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2019-1 Class A-3 (A+) Notes.

“Series 2019-1 Class A-3 (A+) Notes”: Any of the Series 2019-1 Class A-3 (A+) Notes, issued pursuant to this Series 2019-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2019-1 Class A-4 (A+) Noteholder”: With respect to any Series 2019-1 Class A-4 (A+) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class A-4 (A+) Note Interest”: On any Payment Date for the Series 2019-1 Class A-4 (A+) Notes, the interest accrued during the related Accrual Period at the Series 2019-1 Class A-4 (A+) Note Rate, applied to the Outstanding Principal Balance of the Series 2019-1 Class A-4 (A+) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2019-1 Class A-4 (A+) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2019-1 Class A-4 (A+) Notes.

“Series 2019-1 Class A-4 (A+) Notes”: Any of the Series 2019-1 Class A-4 (A+) Notes, issued pursuant to this Series 2019-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2019-1 Class B Noteholder”: With respect to any Series 2019-1 Class B Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2019-1 Class B Note Interest”: On any Payment Date for the Series 2019-1 Class B Notes, the interest accrued during the related Accrual Period at the Series 2019-1 Class B Note Rate, applied to the Outstanding Principal Balance of the Series 2019-1 Class B Notes before giving effect to any payments of principal on such Payment Date.

“Series 2019-1 Class B Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2019-1 Class B Notes; provided, however, that such annual rate may be reset by the Issuers in the future so long as such reset Note Rate does not exceed the Note Rate Series 2019-1 Class B Notes applicable on the date hereof.

“Series 2019-1 Class B Notes”: Any of the Series 2019-1 Class B Notes, issued pursuant to this Series 2019-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2019-1 Note”: Any of the Series 2019-1 Class A-1 (AAA) Notes, Series 2019-1 Class A-2 (AAA) Notes, Series 2019-1 Class A-3 (A+) Notes, Series 2019-1 Class A-4 (A+) Notes and Series 2019-1 Class B Notes.

“Series 2019-1 Noteholder”: Any of the Series 2019-1 Class A-1 (AAA) Noteholders, Series 2019-1 Class A-2 (AAA) Noteholders, Series 2019-1 Class A-3 (A+) Noteholders, Series 2019-1 Class A-4 (A+) Noteholders and Series 2019-1 Class B Noteholders.

“Series 2019-1 Redemption Date”: As defined in Section 2.03(a).

“Series Closing Date”: November 13, 2019.

“Series Disposition Period Date”: As defined in Section 2.01(f).

“Triple A Release Event”: As defined in Section 2.06.

“Unscheduled Principal Payment”: With respect to any Payment Date, the sum of (A) all Unscheduled Proceeds (other than any Unscheduled Proceeds described in clause (viii) of the definition thereof) that are deposited into the Collection Account for such Payment Date and (B) all Allocated Release Amounts associated with any Release Price deposited into the Collection Account (including Allocated Release Amounts disbursed from the Release Account to the Collection Account) during the related Collection Period.

ARTICLE II

Creation of the Series 2019-1 Notes; Payments on the Series 2019-1 Notes

Section 2.01.      Designation.

(a)          There is hereby created a Series of Notes consisting of the Series 2019-1 Class A-1 (AAA) Notes, the Series 2019-1 Class A-2 (AAA) Notes, the Series 2019-1 Class A-3 (A+) Notes, the Series 2019-1 Class A-4 (A+) Notes and the Series 2019-1 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2019-1 Supplement to be known as “Net-Lease Mortgage Notes, Series 2019-1.” The Series 2019-1 Notes shall have the following Class Designations, Initial Principal Balances, Note Rates and Ratings:

Class Designation	Initial Principal Balance	Note Rate	Ratings (S&P)
Series 2019-1 Class A-1 (AAA) Notes	$82,000,000	2.82%	AAA(sf)
Series 2019-1 Class A-2 (AAA) Notes	$244,000,000	3.65%	AAA(sf)
Series 2019-1 Class A-3 (A+) Notes	$46,000,000	3.32%	A+(sf)
Series 2019-1 Class A-4 (A+) Notes	$136,000,000	4.49%	A+(sf)
Series 2019-1 Class B Notes	$155,000,000	5.48%[1]	BBB(sf)
[1] The Note Rate with respect to the Series 2019-1 Class B Notes may be reset by the Issuers in the future, subject to the restrictions set forth in this Indenture.

The Note Interest with respect to the Series 2019-1 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2019-1 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture. The Series 2019-1 Notes shall not be subordinate to any other Series.

(b)          The initial Payment Date with respect to the Series 2019-1 Notes shall be the Payment Date occurring in December 2019. The Rated Final Payment Date with respect to the Series 2019-1 Notes shall be on the Payment Date in November 2049.

(c)           The initial Collection Period with respect to the Series 2019-1 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in December 2019.

(d)          On the Series Closing Date, (1) the Series 2019-1 Class A Notes shall be issued in the form of Book-Entry Notes and (2) the Series 2019-1 Class B Notes offered and sold shall be issued in the form of Definitive Notes. For the avoidance of doubt, the Series 2019-1 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e)           Each statement, notice or other document related to the Series 2019-1 Notes required to be provided to any applicable Rating Agency pursuant to Sections 5.14 or 6.02 of the Master Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f)           The “Series Disposition Period Date” with respect to the Series 2019-1 Notes shall be the Payment Date occurring in November 2046.

Section 2.02.      Payments on the Series 2019-1 Notes. On each Payment Date, the Indenture Trustee will apply and distribute the Series Available Amount with respect to the Series 2019-1 Notes for such Payment Date for the following purposes and in the following order of priority:

(1)         on a pro rata basis, (a) to the Series 2019-1 Class A-1 (AAA) Noteholders, the Series 2019-1 Class A-1 (AAA) Note Interest, plus unpaid Series 2019-1 Class A-1 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2019-1 Class A-1 (AAA) Note Interest at the Series 2019-1 Class A-1 (AAA) Note Rate, and (b) to the holders of the Series 2019-1 Class A-2 (AAA) Notes, the Note Interest with respect to the Series 2019-1 Class A-2 (AAA) Notes, plus unpaid Note Interest with respect to the Series 2019-1 Class A-2 (AAA) Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Series 2019-1 Class A-2 (AAA) Notes;

(2)         on a pro rata basis, (a) to the Series 2019-1 Class A-3 (A+) Noteholders, the Series 2019-1 Class A-3 (A+) Note Interest, plus unpaid Series 2019-1 Class A-3 (A+) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2019-1 Class A-2 (A+) Note Interest at the Series 2019-1 Class A-3 (A+) Note Rate, and (b) to the Series 2019-1 Class A-4 (A+) Noteholders, the Note Interest with respect to the Series 2019-1 Class A-4 (A+) Notes, plus unpaid Note Interest with respect to the Series 2019-1 Class A-4 (A+) Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Series 2019-1 Class A-4 (A+) Notes;

(3)         to the Series 2019-1 Class B Noteholders, the Series 2019-1 Class B Note Interest, plus unpaid Series 2019-1 Class B Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2019-1 Class B Note Interest at the Series 2019-1 Class B Note Rate;

(4)         (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2019-1 Class A-1 (AAA) Noteholders, an amount equal to the Scheduled Class A-1 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2019-1 Class A-1 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2019-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2019-1 Class A-1 (AAA) Notes has been reduced to zero ($0)) and (ii) to the Series 2019-1 Class A-2 (AAA) Noteholders, an amount equal to the Scheduled Class A-2 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2019-1 Class A-2 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2019-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2019-1 Class A-2 (AAA) Notes has been reduced to zero ($0)), or (b) if an Early Amortization Period or Indenture Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (AAA) Notes), to the Series 2019-1 Class A-1 (AAA) Noteholders and the Series 2019-1 Class A-2 (AAA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2019-1 Class A (AAA) Notes has been reduced to zero ($0);

(5)         (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2019-1 Class A-3 (A+) Noteholders, an amount equal to the Scheduled Class A-3 (A+) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2019-1 Class A-3 (A+) Notes as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (A+) Notes) of any Unscheduled Principal Payment allocable to the Series 2019-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2019-1 Class A-3 (A+) Notes has been reduced to zero ($0)) and (ii) to the Series 2019-1 Class A-4 (A+) Noteholders, an amount equal to the Scheduled Class A-4 (A+) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2019-1 Class A-4 (A+) Notes as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (A+) Notes) of any Unscheduled Principal Payment allocable to the Series 2019-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2019-1 Class A-4 (A+) Notes has been reduced to zero ($0)), or (b) if an Early Amortization Period or Indenture Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Series 2019-1 Class A (A+) Notes), to the Series 2019-1 Class A-3 (A+) Noteholders and the Series 2019-1 Class A-4 (A+) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2019-1 Class A (A+) Notes has been reduced to zero ($0);

(6)         (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, to the Series 2019-1 Class B Noteholders, an amount equal to the Scheduled Class B Principal Payment and the Unscheduled Principal Payment allocable to the Series 2019-1 Notes for such Payment Date remaining after distributions to the Series 2019-1 Class A-1 (AAA), the Series 2019-1 Class A-2 (AAA) Notes, Class A-3 (A+) Notes and the Series 2019-1 Class A-4 (A+) Notes, respectively, pursuant to clauses 4(a) and 5(a) above, if any; or (b) if an Early Amortization Period or an Event of Default has occurred and is continuing, to the Series 2019-1 Class B Noteholders, all remaining Series Available Amounts, first, until the Outstanding Principal Balance of the Series 2019-1 Class B Notes has been reduced to zero ($0) and second, until all Interest Carry-Forward Amounts have been reduced to zero ($0);

(7)         to the Series 2019-1 Class A-1 (AAA) Noteholders and the Series 2019-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-2 (AAA) Notes, if any, due on such Payment Date;

(8)         to the Series 2019-1 Class A-3 (A+) Noteholders and the Series 2019-1 Class A-4 (A+) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2019-1 Class A-3 (A+) Notes and the Series 2019-1 Class A-4 (A+) Notes, if any, due on such Payment Date;

(9)         to the Series 2019-1 Class B Noteholders, the Make Whole Amount allocated to the Series 2019-1 Class B Notes, if any, due on such Payment Date;

(10)       to the Series 2019-1 Class B Noteholders, the Interest Carry-Forward Amounts, if any, due on such Payment Date

(11)       to the Series 2019-1 Class A-1 (AAA) Noteholders and the Series 2019-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-2 (AAA) Notes on such Payment Date;

(12)       to the Series 2019-1 Class A-3 (A+) Noteholders and the Series 2019-1 Class A-4 (A+) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2019-1 Class A-3 (A+) Notes and the Series 2019-1 Class A-4 (A+) Notes on such Payment Date;

(13)       to the Series 2019-1 Class B Noteholders, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2019-1 Class B Notes on such Payment Date; and

(14)       to the Issuers, all remaining Series Available Amounts.

Section 2.03.      Redemption of the Series 2019-1 Notes(a).

(a)          The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2019-1 Notes, in whole or in part, on any Business Day commencing with the Series Closing Date (such date, the “Series 2019-1 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2019-1 Notes, plus all accrued and unpaid interest thereon (plus any Interest Carry-Forward Amount), (ii) all amounts related to the Series 2019-1 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager, and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2019-1 Redemption Date; provided, however, such notice may be a revocable notice and may be withdrawn up to four (4) Business Days prior to such Series 2019-1 Redemption Date. The Issuers may purchase the Outstanding Principal Balance of the Series 2019-1 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes.

(b)          On any Business Day that is less than or equal to (x) with respect to the Series 2019-1 Class A-1 (AAA) Notes and the Series 2019-1 Class A-3 (A+) Notes, twenty-four (24) months prior to the Anticipated Repayment Date of such Class of Series 2019-1 Notes or (y) with respect to the Series 2019-1 Class A-2 (AAA) Notes and the Series 2019-1 Class A-4 (A+) Notes, thirty-six (36) months prior to the Anticipated Repayment Date of such Class of Series 2019-1 Notes, the Issuers may purchase the Outstanding Principal Balance of any such Class of Series 2019-1 Notes, in whole, without purchasing the Outstanding Principal Balance of any other Class of Notes; provided, however, except in connection with a Series Collateral Release, unless the Issuers purchase the Outstanding Principal Balance of all Outstanding Series of Notes, the Issuers may not purchase the Outstanding Principal Balance of any Class of Series 2019-1 Notes, in whole, if there shall be Outstanding (i) any other Series 2019-1 Notes or (ii) a Class of any other Series, in each case, with a higher alphabetical designation and an Anticipated Repayment Date that is the same as, or sooner than, the Anticipated Repayment Date of the Class of Notes being prepaid. For the avoidance of doubt, proceeds from a Series Collateral Release shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2019-1 Notes or the Notes of any other Series.

(c)          In the event a prepayment option is exercised pursuant to Section 2.03(a) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2019-1 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.03(a). Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.03(a)(i) above, pro rata, to the Series 2019-1 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.03(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; (2) pay all amounts set forth under Section 2.03(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.03; and (3) remit the Make Whole Amount set forth under Section 2.03(a)(iii), if applicable, pro rata, to the Series 2019-1 Noteholders based on their respective Outstanding Principal Balances.

(d)          In the event the Issuers elect to prepay a Class of the Series 2019-1 Notes pursuant to Section 2.03(b) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2019-1 Redemption Date an amount in immediately available funds equal to the amounts described in Section 2.03(a)(i), (ii) and (iii) above. Upon confirmation that such deposit has been made, the Indenture Trustee shall remit such principal amounts, interest amounts and Make Whole Amounts to which such Noteholders are then entitled, as set forth in the applicable notice of redemption provided by the Issuers pursuant to Section 2.03(a).

(e)          In the event the Issuers elect to prepay a Series of Notes in full in connection with a Series Collateral Release, any Series Collateral Release Price received in connection with such Series Collateral Release shall be deposited into the Collection Account and applied by the Indenture Trustee on the date of such Series Collateral Release, to prepay in full one or more Series of Notes as designated by the Issuers in accordance with the terms of the Master Indenture and hereof. Any excess proceeds remaining after prepaying such Series of Notes will be remitted to the Release Account as a Release Price. For the avoidance of doubt, any Series Collateral Release Price shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2019-1 Notes or the Notes of any other Series pursuant to this Section 2.03.

Section 2.04.      Exceptions to Payment of Make Whole Amount.

With respect to the Series 2019-1 Notes, no Make Whole Amount shall be due with respect to (i) any portion of any Unscheduled Principal Payment allocable to the Series 2019-1 Notes that is actually paid on the related Payment Date consisting of Insurance Proceeds, Condemnation Proceeds, Early Refinancing Prepayments made in connection with a Qualified Deleveraging Event, amounts disbursed to the Payment Account from the DSCR Reserve Account, or amounts received in respect of a Specially Managed Unit or a repurchase due to a Collateral Defect or (ii) Allocated Release Amounts in an aggregate amount up to ten percent (10%) of the Initial Principal Balance of the Series 2019-1 Notes; provided, however, that when combined with any Early Refinancing Prepayments made since the Series Closing Date, such Allocated Release Amounts shall not exceed thirty-five percent (35%) of the Initial Principal Balance of the Series 2019-1 Notes (and for any amount of Allocated Release Amounts and Early Refinancing Prepayments that do exceed thirty-five percent (35%), a Make Whole Amount shall be due).

Section 2.05.      Early Refinancing Prepayment.

The Issuers have the right to make a Voluntary Prepayment of the Series 2019-1 Notes in accordance with the requirements set forth in this Section 2.05 (an “Early Refinancing Prepayment”), provided that such Voluntary Prepayment (i) occurs on a Business Day that is greater than twenty-four (24) months after the Series Closing Date, (ii) is made with funds obtained from a Qualified Deleveraging Event, (iii) where the Issuers have provided no less than thirty (30) days’ notice to the Noteholders (such date, the “Early Refinancing Notice Date”) and (iv) where such Voluntary Prepayment occurs no later than twelve (12) months following the Early Refinancing Notice Date; provided, that the maximum Early Refinancing Prepayments permitted to be made on any Business Day is an amount equal to (A) thirty-five percent (35%) of the Initial Principal Balance of the Series 2019-1 Notes, minus (B) the aggregate amount of Allocated Release Amounts and Early Refinancing Prepayments previously made since the Series Closing Date. In addition, in connection with an Early Refinancing Prepayment, an Issuer may release Properties subject to the limitations set forth in the definition of Qualified Release Amounts.

Section 2.06.      Triple A Release Event

In the event that any Series 2019-1 Class A-1 (AAA) Notes, Class A-2 (AAA) Notes or the Notes of any other Series with a AAA(sf) rating remain outstanding on the Payment Date in November 2034, and an Early Amortization Period is in effect, the Property Manager shall be required to use commercially reasonable efforts to sell Hybrid Leases, Loans or Properties in an amount equal to the lesser of (i) 25% of the Aggregate Collateral Value, taking into account the sum of the Collateral Value of all Released Assets released since August 23, 2012 (or, after each of the Series 2013-1 Notes, the Series 2013-2 Notes, the Series 2013-3 Notes, the Series 2014-1 Notes, the Series 2015-1 Notes and the Series 2016-1 Notes have been repaid in full, since the most recent Issuance Date) by paying the Release Price and (ii) the outstanding principal balance of all Notes with a AAA(sf) rating (such occurrence, a “Triple A Release Event”). Any Release Price collected in connection with a Triple A Release Event pursuant to this Section 2.06, together with any other amounts on deposit in the Release Account at such time, shall be deposited as Unscheduled Proceeds into the Collection Account and shall be included in the Available Amount on the following Payment Date to be applied as Unscheduled Principal Payments, in accordance with the Property Management Agreement.

ARTICLE III

Representations and Warranties

Section 3.01.      Representations and Warranties.

(a)          The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Master Indenture.

(b)          Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i)            it has full corporate power and authority to execute, deliver and perform under this Series 2019-1 Supplement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Series 2019-1 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents. The execution, delivery and performance by it of this Series 2019-1 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Series 2019-1 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2019-1 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02.      Conditions Precedent Satisfied. The Issuers hereby represent and warrant to the Series 2019-1 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Master Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, have been satisfied.

Section 3.03.      Collateral Representations and Warranties. The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2019-1 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Master Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

Miscellaneous Provisions

Section 4.01.      Reserved.

Section 4.02.      Ratification of Indenture. The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2019-1 Supplement, the Series 2018-1 Supplement, the Series 2016-1 Supplement, the Series 2015-1 Supplement, the Series 2014-1 Supplement, the Series 2013-3 Supplement, the Series 2013-2 Supplement and the Series 2013-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03.      Reserved.

Section 4.04.      Counterparts. This Series 2019-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05.      Governing Law. THIS SERIES 2019-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06.      Beneficiaries. As supplemented by this Series 2019-1 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2019-1 Noteholders, and their respective successors and permitted assigns. No other Person shall have any right or obligation hereunder.

Section 4.07.      Limited Recourse. Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2019-1 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool. Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished. Each Series 2019-1 Noteholder shall be deemed to have agreed, by acceptance of its Series 2019-1 Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2019-1 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2019-1 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2019-1 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08.      Notice to the Rating Agency. Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York, 10004, Attention: Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09.      Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2012-1 Notes, the Series 2013-1 Notes, the Series 2013-2 Notes, the Series 2013-3 Notes, the Series 2014-1 Notes, the Series 2015-1 Notes, the Series 2016-1 Notes, the Series 2018-1 Notes and the Series 2019-1 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2019-1 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING II, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING III, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING IV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

Indenture Supplement (STORE 2019-1)

STORE MASTER FUNDING V, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING VI, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING VII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

STORE MASTER FUNDING XIV, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Chad A. Freed
Name: Chad A. Freed
Title: Executive Vice President - General Counsel

Indenture Supplement (STORE 2019-1)

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ James Polcari
Name: James Polcari
Title: Senior Trust Officer

Indenture Supplement (STORE 2019-1)

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

NONE.

A-1

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Automotive Remarketing Group, Inc.	7	$102,570,000	3.31%	$673,933	3.16%	2.45
Zips Holdings, LLC	35	$97,810,000	3.16%	$651,838	3.05%	1.72
CWGS Group, LLC	12	$96,960,000	3.13%	$558,160	2.61%	0.87
Dufresne Spencer Group Holdings, LLC	16	$93,100,000	3.01%	$640,273	3.00%	3.28
American Multi-Cinema, Inc.	8	$74,580,000	2.41%	$534,335	2.50%	2.09
Cadence Education, LLC	23	$60,900,000	1.97%	$415,059	1.94%	1.66
National Veterinary Associates, Inc.	31	$53,980,000	1.74%	$383,446	1.80%	3.30
KUEHG Corp.	36	$53,300,000	1.72%	$386,971	1.81%	2.17
Tru Fit Holdings, LLC	11	$50,550,000	1.63%	$355,318	1.66%	1.56
At Home Stores LLC	4	$49,353,457	1.59%	$300,015	1.40%	3.47
PF Purchaser Corp.	52	$44,140,000	1.42%	$287,605	1.35%	2.01
RMH Franchise Holdings, Inc.	17	$43,750,000	1.41%	$263,258	1.23%	1.85
Conn's, Inc.	7	$43,630,000	1.41%	$313,124	1.47%	6.31
KPI Holdings, Inc.	13	$41,490,000	1.34%	$328,923	1.54%	7.16
21st Century Oncology, Inc.	13	$39,350,000	1.27%	$277,054	1.30%	4.47
Main Event Entertainment, LP	4	$37,430,000	1.21%	$269,070	1.26%	3.32
Firebird Investment Company	5	$36,410,000	1.18%	$259,558	1.22%	2.81
O'Charley's LLC	15	$36,210,000	1.17%	$242,991	1.14%	1.51
The Sunshine House, Inc.	32	$35,820,000	1.16%	$280,515	1.31%	1.80
Pleasanton Fitness, LLC	8	$35,110,000	1.13%	$239,264	1.12%	0.09
Lakeview Health Holdings, Inc.	2	$34,770,000	1.12%	$253,813	1.19%	6.63
ACS Opco LLC	12	$33,610,000	1.08%	$203,052	0.95%	2.96
PetVet Care Centers, LLC	17	$32,550,000	1.05%	$219,669	1.03%	5.69
Titan Machinery Inc.	6	$32,320,000	1.04%	$251,767	1.18%	1.89
Sailormen, Inc.	25	$32,017,090	1.03%	$265,498	1.24%	1.66
Pretium Packaging, L.L.C.	5	$31,910,000	1.03%	$217,249	1.02%	9.53

I-A-1

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Children's Learning Adventure USA, LLC	4	$31,250,000	1.01%	$133,000	0.62%	1.40
ACM Fatz VII LLC	16	$31,050,000	1.00%	$185,460	0.87%	1.15
Granite City Food & Brewery, LTD.	7	$30,750,000	0.99%	$225,676	1.06%	1.33
Best Friends Pet Care Intermediate Holdings, Inc.	16	$30,040,000	0.97%	$213,554	1.00%	1.83
Stratford School, Inc.	13	$28,940,000	0.93%	$223,097	1.04%	1.57
TM Restaurant Group LLC	7	$28,000,000	0.90%	$191,270	0.90%	3.08
Equipmentshare.com Inc.	8	$27,580,000	0.89%	$178,100	0.83%	1.36
Ashton Gardens, LLC	4	$26,830,000	0.87%	$198,231	0.93%	1.82
Ruby Tuesday, Inc.	17	$25,630,000	0.83%	$154,152	0.72%	2.22
Medical Management Resource Group, L.L.C.	7	$24,570,000	0.79%	$152,981	0.72%	4.49
Ernie Green Industries, Inc.	4	$24,370,000	0.79%	$165,750	0.78%	7.41
Buddy's Newco, LLC	19	$24,320,000	0.79%	$184,206	0.86%	1.87
EOS Fitness OPCO Holdings, LLC	3	$24,000,000	0.77%	$161,886	0.76%	2.07
FlaglerCE Holdings, LLC	3	$22,130,000	0.71%	$179,544	0.84%	2.25
Platinum Corral, L.L.C.	7	$22,080,000	0.71%	$159,538	0.75%	1.41
World Wide Child Care Corp.	7	$20,740,000	0.67%	$130,234	0.61%	1.05
Big Onion Tavern Group, LLC	4	$20,530,000	0.66%	$136,195	0.64%	1.98
HOA Holdco, LLC	7	$20,465,000	0.66%	$144,261	0.68%	1.85
BWT, LLC	8	$20,400,000	0.66%	$147,789	0.69%	7.04
Lamrite West, Inc.	3	$20,240,000	0.65%	$106,681	0.50%	3.15
Apex Parks Group, LLC	1	$19,750,000	0.64%	$139,588	0.65%	2.88
Piccadilly Holdings LLC	7	$19,615,218	0.63%	$130,418	0.61%	1.40
Soderstrom Intermediate Holdings, Inc.	4	$19,280,000	0.62%	$125,434	0.59%	4.44
Frayser Quality, LLC	16	$19,112,006	0.62%	$154,677	0.72%	2.80
GT Technologies, Inc.	4	$18,210,000	0.59%	$116,759	0.55%	11.46
Gibson Brands, Inc.	2	$18,170,000	0.59%	$187,941	0.88%	1.24
Foss Intermediate Holdings, LLC	6	$17,769,500	0.57%	$127,065	0.59%	3.64
Stars and Strikes, LLC	4	$17,650,000	0.57%	$106,733	0.50%	2.28
LPAC Broadway Building LLC	1	$17,418,421	0.56%	$117,537	0.55%	1.41

I-A-2

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Studio Movie Grill Holdings, LLC	2	$17,140,000	0.55%	$114,863	0.54%	3.86
MDO Holdings, LLC	6	$17,080,000	0.55%	$129,068	0.60%	1.62
WS Packaging Holdings, Inc.	5	$17,040,000	0.55%	$114,717	0.54%	6.27
JP Steakhouse LLC	14	$16,130,000	0.52%	$126,207	0.59%	1.03
West Star Aviation, LLC	1	$16,060,000	0.52%	$114,613	0.54%	5.44
ATS Logistics, Inc	1	$16,010,000	0.52%	$103,023	0.48%	1.11
KRG Kings, LLC	10	$15,730,000	0.51%	$118,628	0.56%	1.05
Trident Holdings LLC	18	$15,580,000	0.50%	$106,338	0.50%	1.91
Jacob Restaurant Group, Inc	4	$15,170,000	0.49%	$110,889	0.52%	0.99
Cooper's Hawk Intermediate Holding, LLC	3	$15,125,000	0.49%	$114,981	0.54%	6.07
Poultry Holdings LLC	3	$15,000,000	0.48%	$96,875	0.45%	2.67
Four Corners Holdings, Inc.	3	$14,600,000	0.47%	$107,636	0.50%	2.70
Aetius Companies, LLC	5	$14,570,000	0.47%	$98,947	0.46%	1.84
Incredible Pizza Co., Inc.	2	$14,500,000	0.47%	$113,548	0.53%	1.90
WDS Holdings, LLC	4	$14,320,000	0.46%	$97,344	0.46%	3.50
PetWell Partners, LLC	17	$14,140,000	0.46%	$89,658	0.42%	2.66
Fred's, Inc.	8	$13,910,000	0.45%	$94,724	0.44%	N/R
Ashley Furniture Corporate Stores	2	$13,900,000	0.45%	$78,100	0.37%	2.07
SRG Capital City Holdings, LLC	12	$13,840,000	0.45%	$93,443	0.44%	1.98
Taco John's of Iowa, Inc.	12	$13,190,000	0.43%	$87,927	0.41%	2.12
ELA Creative Playrooms Holdings, LLC	5	$13,160,000	0.42%	$89,339	0.42%	0.79
SCP EYE CARE HOLDO, LLC	5	$13,100,000	0.42%	$83,668	0.39%	7.08
Higher Education Partners LLC	3	$13,000,000	0.42%	$109,322	0.51%	2.10
PRCC Holdings, Inc.	4	$12,790,000	0.41%	$86,599	0.41%	5.69
The Krystal Company	11	$12,510,000	0.40%	$99,716	0.47%	1.64
Car Wash Partners, Inc.	5	$12,250,000	0.40%	$75,814	0.35%	1.92
Viking Restaurants, LLC	11	$11,960,000	0.39%	$98,559	0.46%	1.69
Rancho Solano Education, LLC	1	$11,200,000	0.36%	$78,336	0.37%	-1.65
Huntsville Wholesale Furniture, Inc.	2	$11,190,000	0.36%	$87,201	0.41%	1.01

I-A-3

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Crossroads Auto Mall, Inc.	2	$10,930,000	0.35%	$78,948	0.37%	3.59
Wingmen V, LLC	4	$10,900,000	0.35%	$74,060	0.35%	2.41
Grammer AG	1	$10,860,000	0.35%	$69,953	0.33%	8.88
Independent Imaging Holdings, Inc.	4	$10,700,000	0.35%	$71,333	0.33%	3.25
Conleasco, Inc.	1	$10,410,000	0.34%	$74,442	0.35%	1.86
U.S. Auto Parts Network, Inc.	1	$10,340,000	0.33%	$76,260	0.36%	1.58
Mundo de Colores, Inc.	4	$10,215,000	0.33%	$68,913	0.32%	3.08
Kraft Heinz Foods Company	1	$10,150,000	0.33%	$76,081	0.36%	2.67
DGW Investments (rollup client)	9	$10,130,000	0.33%	$60,839	0.28%	1.72
Morgan's Foods, Inc.	9	$10,130,000	0.33%	$67,395	0.32%	2.75
Harman Fitness, LLC	2	$9,830,000	0.32%	$66,861	0.31%	1.06
Picture Show Entertainment, L.L.C.	1	$9,670,000	0.31%	$72,004	0.34%	2.24
Fitness & Sports Clubs, LLC	1	$9,600,000	0.31%	$72,000	0.34%	N/R
GC Pizza Hut, LLC	10	$9,500,000	0.31%	$53,479	0.25%	0.93
GlaxoSmithKline LLC	1	$9,430,000	0.30%	$63,472	0.30%	6.57
Norsan Restaurant Group, LLC	6	$9,255,000	0.30%	$76,422	0.36%	0.92
Other	251	$527,256,739	17.02%	$3,667,533	17.17%	2.70
Total:	1,111	$3,098,012,431	100.00%	$21,359,594	100.00%	2.78

*May not sum to total due to Property with multiple Leases

Columns may not sum to total due to rounding

I-A-4

SCHEDULE I-B

MORTGAGE LOANS

None.

I-B-1

Schedule I-C

Representations and Warranties Exception Schedule

Representations and Warranties Exceptions

Master Indenture Section 2.20(k)

All material certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the related Owned Properties (collectively, the “Licenses”) as currently being operated have been obtained and are in full force and effect except to the extent the failure of any such License to be in full force and effect would not have a material adverse effect on such Issuer or the use and operation of any Owned Property. The related Owned Properties are free of material damage and are in good repair in all material respects, and there is no proceeding pending or to the knowledge of such Issuer, threatened or contemplated, for the total or material partial condemnation of, or affecting, such Owned Properties, or for the relocation of roadways providing access to any Owned Property.

Tenant Name: The Sunshine House, Inc.

Property ID: P0002754

The related Property is under construction and does not yet have a certificate of completion or occupancy permit. The related Tenant is paying rent pursuant to the terms of the related Lease.

Tenant Name: Southwestern Furniture of Wisconsin, LLC

Property ID: P000475

The related Property was re-tenanted on June 28, 2018. The related Tenant is in compliance with the related Lease. The related Property is undergoing renovations and does not yet have a certificate of completion or occupancy permits.

The following Owned Properties are under construction and do not yet have certificates of completion or occupancy permits. The related Tenants are paying rent pursuant to the terms of the related Leases.: P0002450, P0003170 and P0002698

The related Owned Properties are being remodeled and do not yet have a certificates of completion or occupancy permits. The related Tenants are paying rent pursuant to the terms of the related Leases: P0001255, P0002854, P0003343 and P0000841.

The following Owned Property is being remodeled and does not yet have a certificate of completion or occupancy permit. The related Tenant (L & M Wild, LLC) is not currently paying rent, as disclosed below: P0000246

I-C-1

Master Indenture Section 2.20(n)

The related Owned Properties are in compliance in all material respects with all recorded covenants and all legal requirements, including, without limitation, building and zoning ordinances and codes, the failure of which to comply with the same would result in a material adverse effect on either the ability of such Issuer to perform its obligations under the Indenture (including the applicable Series Supplement) and the other Transaction Documents or the financial condition of such Issuer or the value of any related Owned Property as security for the Notes.

P0000793 – The related Tenant is delinquent in the payment of approximately $61,903.16 of outstanding common area maintenance charges to a condominium association for the related Owned Property. The related Issuer is under contract for the sale on the Owned Property and all such delinquent amounts will either be paid at closing, or will be paid by the related Tenant prior to closing.

Master Indenture Section 2.20(s)

The operation of any of the terms of the related Lease, or the exercise of any rights thereunder, does not render the Lease unenforceable, in whole or in part, or subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed and still tenantable, rent is proportionately reduced while landlord performs required repairs.

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

In the event of a partial condemnation, rent shall be proportionally reduced for the remainder of the Term.

I-C-2

Master Indenture Section 2.20(v)(i)

Except as set forth on a schedule to the applicable Series Supplement, the related Properties are not subject to any Leases other than the Leases (and the subleases and assignments as permitted thereunder) described in the Owned Property Schedule attached to the applicable Series Supplement and made a part hereof. No Person has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by such Issuer or any Tenant. No rent (other than security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Property or Leases in the Collateral or hypothecation or pledge of any Lease or of the rents received therein, except for such hypothecations or pledges that have been released. Except as permitted under the Leases, no Tenant listed on the Owned Property Schedule attached to the applicable Series Supplement has assigned its Lease and no such Tenant holds its leased premises under assignment or sublease. Such Owned Property Schedule to the applicable Series Supplement sets forth a true and correct list of each Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised

Tenant Name: Lectrus Corporation

Property ID: P000928

If Issuer refuses to consent to an Assignment or Change of Control, whether or not reasonably, Tenant shall have the option to purchase the premises form Issuer for a purchase price equal to the greater of the fair market value of the premises or 115% of the Purchase Price paid by Issuer under the Purchase Agreement (plus any additional funds invested by Issuer pursuant to Lease).

Tenant Name: Wynn-Hoff Group, LLC

Property ID: P0001244

Franchisor has a right to cure and assume Tenant’s obligations upon Tenant default under the Lease

P0002699 – The prior Tenant assigned its interests in the related Lease (L0001003) solely with respect to this Owned Property (P0002699) to Piston Automotive LLC, who is the current Tenant.

P0002984, P0002985, P0002986 and P0002987 – The prior Tenant assigned its interests in the related Lease (L0001075) to Akumin Corp., who is the current Tenant.

P0000152, P0000166, P0001971, P0001521 - The prior Tenant assigned its interests in the related Lease (L0000032) to American Multi-Cinema, Inc, who is the current Tenant.

P0000423 - The prior Tenant assigned its interests in the related Lease (L0000777) to Brinker Restaurant Corporation, who is the current Tenant.

I-C-3

P0000424 - The prior Tenant assigned its interests in the related Lease (L0000778) to Brinker Restaurant Corporation, who is the current Tenant.

P0000095 and P0000096 - The prior Tenant assigned its interests in the related Lease (L0000016) to Sailormen Inc., who is the current Tenant.

P0000414 - The prior Tenant assigned its interests in the related Lease (L0000114) to AB Gillette WY, who is the current Tenant.

The following new leases relate to the relet of Pleasanton Fitness, LLC for locations in bankruptcy.

•	P0001591 - The prior Lease was terminated and a new lease was entered into with PNW CA, LLC, who is the current Tenant.
•	P0001264 - The prior Lease was terminated and a new lease was entered into with PNW CA, LLC, who is the current Tenant.
•	P0002004- The prior Lease was terminated and a new lease was entered into with Thrive Business Development, who is the current Tenant.
•	P0000904 – The prior Lease was terminated and various portions of the Owned Property are now leased to several inline retail tenants pursuant to separate NN leases wherein the Issuer is responsible for maintenance of the roof and structure, the Issuer must repair following a casualty, and each Tenant’s indemnification responsibilities excludes the Issuer’s, as landlord’s, ordinary negligence.

The following Tenants are in payment default of the following Leases:

•	L0000198; P0000500 (Fred's, Inc.)
•	L0000200; P0000502 (Fred's, Inc.)
•	L0000201; P0000503 (Fred's, Inc.)
•	L0000885; P0000246 (L & M Wild, LLC)
•	L0000384; P0000929, P0000930, P0000931, P0000932, P0000934 and P0001478 (MDO Holdings, LLC)
•	L0000421; P0001429 (Pleasanton Fitness, LLC)

Each of the following Tenants is in payment default of the following Leases; however, each such Tenant is currently paying rent to the related Issuer pursuant to a payment plan approved by such Issuer:

•	L0000226; P0000580 (Chalak TP Harker Heights, LLC)
•	L0000317; P0000840, P0000841, P0001106 and P0002188 (Maplewood Jakes Inc.)
•	L0000188; P0000431 and P0000432 (R Tequila Acquisition, LLC)

I-C-4

Master Indenture Section 2.20(v)(ii)

Except as set forth on a schedule to the applicable Series Supplement, the Tenant under each Lease is in possession and paying rent pursuant to the applicable Lease; such Issuer is the owner of the lessor’s interest in each Lease; the Tenant is required to make rental payments as directed by such Issuer, as lessor, and its successors and assigns.

Tenant Name: N/A

Property ID: P0000422

The related Property is vacant.

Tenant Name: N/A

Property ID: P0000714

The related Property is vacant.

Tenant Name: N/A

Property ID: P0000752

The related Property is vacant.

Tenant Name: R Tequila

Property ID: P0000431 and P0000432

The related Tenant is in payment default.

Each of the following Owned Properties are vacant:

•	P0000505 (former Fred’s, Inc. property)
•	P0000506 (former Fred’s, Inc. property)
•	P0000507 (former Fred’s Inc. property)
•	P0000499 (former Fred’s Inc. property; executed PSA for third party sale)
•	P0000524
•	P0000752
•	P0001229 (lease expired 9/30/19; executed PSA for third party sale)
•	P0001133 (former Pleasanton Fitness, LLC property; new lease pending)

Each of the following Tenants is in payment default of the following Leases:

•	L0000198; P0000500 (Fred's, Inc.)
•	L0000200; P0000502 (Fred's, Inc.)
•	L0000201; P0000503 (Fred's, Inc.)
•	L0000885; P0000246 (L & M Wild, LLC)
•	L0000384; P0000929, P0000930, P0000931, P0000932, P0000934 and P0001478 (MDO Holdings, LLC)
•	L0000421; P0001429 (Pleasanton Fitness, LLC)

P000656: This property is current closed due to casualty. Repairs are in progress and the property is scheduled to re-open in February 2020.

I-C-5

Master Indenture Section 2.20(v)(iv)

Except as set forth on a schedule to the applicable Series Supplement, neither such Issuer nor to such Issuer’s knowledge, any Tenant is the subject of any bankruptcy or insolvency proceeding.

Tenant Name: RMH Franchise Corporation

Property IDs: P0000389; P0000391; P0000397; P0000392; P0000414; P0000402; P0000293; P0000294; P0000295; P0000296; P0000298; P0000299; P0000303; P0000304; P0000305; P0000306; P0000302

RMH Franchise Holdings, Inc. and its affiliated debtors filed for bankruptcy on May 8, 2018.

Tenant Name: Gibson Brands, Inc.

Property IDs: P0000836; P0000837

Gibson Brands, Inc. and its affiliated debtors filed for bankruptcy on May 1, 2018.

Fred's, Inc. and its affiliated debtors filed for bankruptcy on September 9, 2019. Fred's, Inc. is the related Tenant under the following related Leases: L0000198, L0000199, L0000200, L0000201, L0000202, L0000204, and L0000421.

Pleasanton Fitness, LLC and its affiliated debtors filed for bankruptcy on August 17, 2019. Pleasanton Fitness, LLC is the related Tenant under the following related Lease: L0000421.

I-C-6

Master Indenture Section 2.20(v)(vi)

The obligations of the related Tenant under the Lease, including, but not limited to, the obligation of Tenant to pay rent, are not affected by reason of: (1) any damage to or destruction of any portion of a related Owned Property, except damage to such Owned Property caused by casualty in the last twelve (12) or twenty-four (24) months of the lease term or substantial damage to the Owned Property such that the improvements cannot be repaired so as to allow Tenant to conduct a substantial part of its business within a specified time period ranging from one hundred eighty (180) days to one (1) year; (2) any taking of such Owned Property, except a total condemnation and taking of the Owned Property or a partial condemnation and taking that renders the Owned Property unsuitable for the continuation of Tenant’s business; (3) any prohibition, limitation, interruption, cessation, restriction, prevention or interference of Tenant’s use, occupancy or enjoyment of such Owned Property, except with respect to certain abatement rights in connection with casualty and condemnation which may be provided for under the related Lease.

P0003167 and P0003168 – The Lease (L0000368) provides that the Tenant may terminate the Lease following a casualty occurring any time during the term of the Lease if Tenant determines in its good faith business judgement that it cannot continue to operate in the same manner as before the casualty.

P0002789 – The Lease (L0001013) provides that the Tenant may terminate the Lease following a casualty occurring any time during the term of the Lease if Tenant determines in its good faith business judgement that it cannot continue to operate in the same manner as before the casualty.

P0002675, P0002676, P0002677, P0002678, P0002679, P0002680, P0002681 – The Lease (L0000972) provides that Tenant may terminate the Lease with respect to the applicable Owned Property in the event of a casualty whereby Tenant determines that restoration and continued operation would be “uneconomic;” however, if such event occurs during the initial term of the Lease, Tenant must either repurchase the Owned Property or provide a substitute property.

Master Indenture Section 2.20(v)(vii)

Except as set forth on a schedule to the applicable Series Supplement, every obligation associated with owning, developing and operating the Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements, maintenance and repairs is an obligation of Tenant.

Tenant Name: Fred’s Stores Leases

Property IDs: P0000499; P0000500; P0000501; P0000502; P0000503; P0000505; P0000506; P0000507; P0000508

The Fred’s Store Leases require the landlord to be responsible for certain matters relating to construction of the improvements, maintenance of the exterior of the related Properties, structural, plumbing and electrical components of the improvements, maintenance of equipment and maintenance of certain insurance. Upon assumption of the Fred’s Stores Leases, STORE Master Funding III required the developer/seller of the related Properties to enter into a separate Undertaking Agreement, whereby the developer agreed to perform all landlord obligations under the Fred’s Stores Leases. Additionally, the related Tenant has executed a lease amendment acknowledging the terms and provisions of the Undertaking Agreement and agreeing to look to the developer for the performance of all obligations of the landlord under the respective Fred’s Stores Leases.

Tenant Name: T&C Markets, Houghton, Inc.

Property ID: P0000616

Pursuant to the terms of the T&C Market Lease, STORE Master Funding IV is required to repair and maintain the structural components of the related Property (including the foundation and the roof) as well as the parking lot adjacent to the related Property.

I-C-7

Tenant Name: Fitness & Sports Clubs, LLC

Property ID: P0000827

Pursuant to the terms of the Lease with respect to Fitness & Sports Clubs, LLC, STORE Master Funding V is required to maintain, repair and replace the structural elements and exterior surfaces of the roof and exterior walls of the facility.

Tenant Name: GGH-Humble, LLC

Property ID: P0000712

Pursuant to the terms of the Lease with respect to GGH-Humble, LLC, STORE Master Funding V is responsible for certain aspects of the structural system (including the roof, load-bearing walls and floor slabs), building exterior and masonry walls of the facility.

Tenant Name: Kraft Foods North America, Inc.

Property ID: P0000826

Pursuant to the terms of the Lease with respect to Kraft Foods North America, Inc., STORE Master Funding V is required to maintain, repair and replace certain structural elements of the building (including the foundation, exterior walls and roof, but excluding the roof membrane).

Phoenix Children’s Academy, Inc.

Property ID: P0000771

Pursuant to the terms of the Lease with respect to Phoenix Children’s Academy, Inc., STORE Master Funding V is required to repair or replace the foundation, exterior or interior load-bearing walls and the roof, provided that the damage or destruction is not covered by insurance.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed Issuer shall promptly and diligently repair the premises. Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate. Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises. Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

I-C-8

Tenant Name: Lowe's Home Centers, LLC

Property ID: P0001022

Issuer is responsible for repair and replacement and maintenance of the roof, exterior walls, and structural portions of the demised premises, including concrete slab floors (excluding plate glass and doors); and repair or replacement of any utility systems lying outside the main storeroom building and providing service to these improvements exclusive of aboveground mechanicals. If Tenant has to perform these responsibilities and Issuer fails to reimburse, then Tenant may offset against rent. Tenant has abatement, set-off and termination rights.

P0000422 – The related Tenant is responsible for a fixed portion of the property taxes, with the related Issuer responsible for any remainder. Such Issuer is also response for maintaining and repairing the structure and the HVAC system of the Owned Property.

Master Indenture Section 2.20(v)(viii)

Except as set forth on a schedule to the applicable Series Supplement, such Issuer, as lessor under the Lease, does not have any material monetary or non-monetary obligations under the Lease and has made no representation or warranty under the Lease, the breach of which would result in the abatement of rent, a right of setoff or termination of the Lease.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed, Issuer shall promptly and diligently repair the premises. Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate. Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises. Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

Tenant Name: Child Development Schools, Inc.

Property IDs: P0000156; P0000157; P0000158; P0000159; P0000160; P0000828; P0000830; P0000874

Upon a Lessor default, Lessee may cure such default and offset all costs and expenses incurred in connection with such cure against Base Monthly Rent. Issuer’s obligations primarily relate to provision of approvals and provision of documents received. There are no maintenance or repair obligations.

Tenant Name: Lowe's Home Centers, LLC

Property ID: P0001022

Tenant has abatement, set-off and termination rights.

I-C-9

Master Indenture Section 2.20(v)(x)

Except as set forth on a schedule to the applicable Series Supplement, the Tenant has agreed to indemnify such Issuer, as lessor under the Lease, from any claims of any nature relating to the Lease and the related Property other than the lessor’s gross negligence or willful misconduct, including, without limitation, arising as a result of violations of Environmental Laws resulting from the Tenant’s operation of the property.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

Tenant does not indemnify Issuer for negligence (as opposed to gross negligence) or willful misconduct of Issuer. Tenant is not responsible for (i) pre-existing environmental conditions or (ii) environmental conditions caused by third parties.

Tenant Name: BHG XXXVI, LLC

Property IDs: P0001080; P0001081

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Wynn-Hoff Group, LLC

Property ID: P0001244

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Halo Country, LLC

Property IDs: P0001245; P0001247; P0001248; P0001249; P0001250; P0001255; P0001256; P0001257

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

I-C-10

Tenant Name: Dortch Enterprises, LLC

Property IDs: P0001251; P0001252; P0001253; P0001254; P0001259; P0001260

Tenant indemnity excludes losses as a result of Landlord’s "acts or omissions" (as opposed to gross negligence or willful misconduct)

P0002579, P0002580, P0002581, P0002582 and P0002583 - The Lease (L0001027) carves out from the Tenant’s indemnification obligations all losses based upon any violation of law occurring prior to the original effective date of the Lease, or any physical defect or other event or circumstance relating to the Owned Properties covered by the Lease existing prior to the original effective date of the Lease, and the related Issuer must indemnify such Tenant from any actual or claimed losses arising from any third-party claim against such Tenant based upon such pre-exiting liabilities. However, the Tenant agreed to repair all immediate repairs set forth in the property condition reports obtained in connection with Issuer’s purchase of the Owned Properties, and the indemnification limitation described above in no way limits the obligation of such Tenant to continue to maintain and repair the Owned Properties throughout the term of the Lease.

Master Indenture Section 2.20(v)(xiv)

Except as set forth on a schedule to the applicable Series Supplement, except for certain rights of first offer or rights of first refusal set forth in certain Leases, the Lease is freely assignable by the lessor and its successor and assigns (including, but not limited to, the Indenture Trustee, which acquires title to a Property by foreclosure or otherwise) to any person without the consent of the Tenant, and in the event the lessor’s interest is so assigned, the Tenant is obligated to recognize the assignee as lessor under such Lease, whether under the Lease or by operation of law.

Tenant Name: PetVet Care Centers, Inc.

Property IDs: P0000876; P0000879; P0000936; P0000937; P0001017

Lessor shall not sell, assign or transfer its right, title or interest in the Property to a Direct Competitor of Lessee (so long as there is no Event of Default continuing beyond any applicable cure period).

I-C-11

Master Indenture Section 2.21(rr)(ii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (ii) The ground lease may not be amended, modified, canceled or terminated without the prior written consent of the owner of the Mortgage Loan and that any such action without such consent is not binding on the lender, its successors or assigns.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically require the consent of the leasehold mortgagee for any action with respect to the ground lease. Any amendment/modification/cancellation/termination of the ground lease will involve the Issuer and the Property Manager, each of which are subject to the restrictions and notice requirements for the benefit of the Indenture Trustee within the applicable trust documents.

Tenant Name: M Fitness, LLC

Property IDs: P0000759

The ground lease only requires the consent of the ground lessor and ground lessee for any amendments, modifications, cancelations or terminations; however, the ground lessor must provide notice to the lender of any default or termination, and lender has a reasonable opportunity to cure. The ground lease also acknowledges that lender may step in as ground lessee.

Master Indenture Section 2.21(rr)(vii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights. The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

I-C-12

Master Indenture Section 2.21(rr)(viii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (viii) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the ground lessor may terminate the ground lease.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights. The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

Master Indenture Section 2.21(rr)(xi)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xi) Any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Property is required to be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Property to the outstanding principal balance of such Mortgage Loan). Pursuant to the related ground lease, until the principal balance and accrued interest are paid in full, neither the lessee nor the ground lessor under the ground lease has an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent.

Tenant Name: M Fitness, LLC

I-C-13

Property IDs: P0000759

If ground lessee reasonably believes that any partial taking materially and substantially affects ground lessee’s ability to use the balance of the Underlying Mortgaged Property, Lessee may surrender the balance of the parcel and terminate the ground lease. Ground lessee shall be entitled to the portions of any condemnation award attributable to the improvements (and any damage thereto) and for the value of ground lessee’s leasehold interest; however, the ground lease does not specifically require ground lessee to use such proceeds to pay down the outstanding principal balance of the Loan.

Master Indenture Section 2.21(rr)(xii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xii) Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not include a requirement for a new lease with the leasehold mortgagee. Under the leasehold mortgage, the leasehold mortgagee has the right to assume the Ground Lease from the Issuer and become the ground lessee under the Ground Lease.

I-C-14

SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

[RESERVED]

III-A-1

SCHEDULE III-B

SERIES 2013-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	90,125,905.00
11/20/2019	89,950,643.00
12/20/2019	89,774,571.00
1/20/2020	89,597,690.00
2/20/2020	89,420,405.00
3/20/2020	89,242,310.00
4/20/2020	89,063,405.00
5/20/2020	88,883,690.00
6/20/2020	88,703,571.00
7/20/2020	88,522,643.00
8/20/2020	88,340,905.00
9/20/2020	88,158,357.00
10/20/2020	87,975,405.00
11/20/2020	87,791,643.00
12/20/2020	87,607,071.00
1/20/2021	87,421,690.00
2/20/2021	87,235,500.00
3/20/2021	87,048,905.00
4/20/2021	86,861,500.00
5/20/2021	86,673,286.00
6/20/2021	86,484,262.00
7/20/2021	86,294,429.00
8/20/2021	86,103,786.00
9/20/2021	85,912,333.00
10/20/2021	85,720,476.00
11/20/2021	85,527,810.00
12/20/2021	85,334,333.00
1/20/2022	85,140,048.00
2/20/2022	84,944,952.00
3/20/2022	84,749,048.00
4/20/2022	84,552,333.00
5/20/2022	84,354,810.00
6/20/2022	84,156,476.00
7/20/2022	83,957,333.00
8/20/2022	83,757,381.00
9/20/2022	83,557,024.00
10/20/2022	83,355,857.00
11/20/2022	83,153,881.00
12/20/2022	82,951,095.00
1/20/2023	82,747,500.00
2/20/2023	82,543,095.00
3/20/2023	-
4/20/2023	-
5/20/2023	-
6/20/2023	-
7/20/2023	-
8/20/2023	-

III-B-1

Date	Scheduled Class A-2 Principal Balance ($)
9/20/2023	-
10/20/2023	-
11/20/2023	-
12/20/2023	-
1/20/2024	-
2/20/2024	-
3/20/2024	-
4/20/2024	-
5/20/2024	-
6/20/2024	-
7/20/2024	-
8/20/2024	-
9/20/2024	-
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-

III-B-2

Date	Scheduled Class A-2 Principal Balance ($)
4/20/2028	-
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-

III-B-3

Date	Scheduled Class A-2 Principal Balance ($)
11/20/2032	-
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-B-4

SCHEDULE III-C

SERIES 2013-2 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	86,763,597.00
11/20/2019	86,604,395.00
12/20/2019	86,444,529.00
1/20/2020	86,283,998.00
2/20/2020	86,122,797.00
3/20/2020	85,960,925.00
4/20/2020	85,798,379.00
5/20/2020	85,635,155.00
6/20/2020	85,471,251.00
7/20/2020	85,306,665.00
8/20/2020	85,141,392.00
9/20/2020	84,975,431.00
10/20/2020	84,808,778.00
11/20/2020	84,641,431.00
12/20/2020	84,473,387.00
1/20/2021	84,304,642.00
2/20/2021	84,135,195.00
3/20/2021	83,965,041.00
4/20/2021	83,794,178.00
5/20/2021	83,622,604.00
6/20/2021	83,450,314.00
7/20/2021	83,277,307.00
8/20/2021	83,103,579.00
9/20/2021	82,929,127.00
10/20/2021	82,753,948.00
11/20/2021	82,578,039.00
12/20/2021	82,401,397.00
1/20/2022	82,224,019.00
2/20/2022	82,045,902.00
3/20/2022	81,867,043.00
4/20/2022	81,687,439.00
5/20/2022	81,507,086.00
6/20/2022	81,325,982.00
7/20/2022	81,144,124.00
8/20/2022	80,961,507.00
9/20/2022	80,778,130.00
10/20/2022	80,593,988.00
11/20/2022	80,409,080.00
12/20/2022	80,223,401.00
1/20/2023	80,036,948.00
2/20/2023	79,849,718.00
3/20/2023	79,661,708.00
4/20/2023	79,472,915.00
5/20/2023	79,283,335.00
6/20/2023	79,092,966.00
7/20/2023	-
8/20/2023	-
9/20/2023	-

III-C-1

Date	Scheduled Class A-2 Principal Balance ($)
10/20/2023	-
11/20/2023	-
12/20/2023	-
1/20/2024	-
2/20/2024	-
3/20/2024	-
4/20/2024	-
5/20/2024	-
6/20/2024	-
7/20/2024	-
8/20/2024	-
9/20/2024	-
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-
4/20/2028	-

III-C-2

Date	Scheduled Class A-2 Principal Balance ($)
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-
11/20/2032	-

III-C-3

Date	Scheduled Class A-2 Principal Balance ($)
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-C-4

SCHEDULE III-D

SERIES 2013-3 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	90,096,728.00
11/20/2019	89,935,310.00
12/20/2019	89,773,218.00
1/20/2020	89,610,452.00
2/20/2020	89,447,007.00
3/20/2020	89,282,881.00
4/20/2020	89,118,071.00
5/20/2020	88,952,575.00
6/20/2020	88,786,389.00
7/20/2020	88,619,511.00
8/20/2020	88,451,937.00
9/20/2020	88,283,666.00
10/20/2020	88,114,693.00
11/20/2020	87,945,015.00
12/20/2020	87,774,632.00
1/20/2021	87,603,537.00
2/20/2021	87,431,730.00
3/20/2021	87,259,208.00
4/20/2021	87,085,966.00
5/20/2021	86,912,002.00
6/20/2021	86,737,314.00
7/20/2021	86,561,898.00
8/20/2021	86,385,751.00
9/20/2021	86,208,870.00
10/20/2021	86,031,252.00
11/20/2021	85,852,894.00
12/20/2021	85,673,792.00
1/20/2022	85,493,945.00
2/20/2022	85,313,348.00
3/20/2022	85,131,999.00
4/20/2022	84,949,894.00
5/20/2022	84,767,031.00
6/20/2022	84,583,405.00
7/20/2022	84,399,014.00
8/20/2022	84,213,854.00
9/20/2022	84,027,924.00
10/20/2022	83,841,219.00
11/20/2022	83,653,736.00
12/20/2022	83,465,471.00
1/20/2023	83,276,423.00
2/20/2023	83,086,586.00
3/20/2023	82,895,958.00
4/20/2023	82,704,537.00
5/20/2023	82,512,318.00
6/20/2023	82,319,297.00
7/20/2023	82,125,472.00
8/20/2023	81,930,841.00
9/20/2023	81,735,397.00

III-D-1

Date	Scheduled Class A-2 Principal Balance ($)
10/20/2023	81,539,140.00
11/20/2023	-
12/20/2023	-
1/20/2024	-
2/20/2024	-
3/20/2024	-
4/20/2024	-
5/20/2024	-
6/20/2024	-
7/20/2024	-
8/20/2024	-
9/20/2024	-
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-
4/20/2028	-

III-D-2

Date	Scheduled Class A-2 Principal Balance ($)
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-
11/20/2032	-

III-D-3

Date	Scheduled Class A-2 Principal Balance ($)
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-D-4

SCHEDULE III-E

SERIES 2014-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	136,208,333.33
11/20/2019	136,150,000.00
12/20/2019	136,091,666.67
1/20/2020	136,033,333.33
2/20/2020	135,975,000.00
3/20/2020	135,916,666.67
4/20/2020	135,858,333.33
5/20/2020	135,800,000.00
6/20/2020	135,741,666.67
7/20/2020	135,683,333.33
8/20/2020	135,625,000.00
9/20/2020	135,566,666.67
10/20/2020	135,508,333.33
11/20/2020	135,450,000.00
12/20/2020	135,391,666.67
1/20/2021	135,333,333.33
2/20/2021	135,275,000.00
3/20/2021	135,216,666.67
4/20/2021	135,158,333.33
5/20/2021	135,100,000.00
6/20/2021	135,041,666.67
7/20/2021	134,983,333.33
8/20/2021	134,925,000.00
9/20/2021	134,866,666.67
10/20/2021	134,808,333.33
11/20/2021	134,750,000.00
12/20/2021	134,691,666.67
1/20/2022	134,633,333.33
2/20/2022	134,575,000.00
3/20/2022	134,516,666.67
4/20/2022	134,458,333.33
5/20/2022	134,400,000.00
6/20/2022	134,341,666.67
7/20/2022	134,283,333.33
8/20/2022	134,225,000.00
9/20/2022	134,166,666.67
10/20/2022	134,108,333.33
11/20/2022	134,050,000.00
12/20/2022	133,991,666.67
1/20/2023	133,933,333.33
2/20/2023	133,875,000.00
3/20/2023	133,816,666.67
4/20/2023	133,758,333.33
5/20/2023	133,700,000.00
6/20/2023	133,641,666.67
7/20/2023	133,583,333.33
8/20/2023	133,525,000.00
9/20/2023	133,466,666.67

III-E-1

Date	Scheduled Class A-2 Principal Balance ($)
10/20/2023	133,408,333.33
11/20/2023	133,350,000.00
12/20/2023	133,291,666.67
1/20/2024	133,233,333.33
2/20/2024	133,175,000.00
3/20/2024	133,116,666.67
4/20/2024	-
5/20/2024	-
6/20/2024	-
7/20/2024	-
8/20/2024	-
9/20/2024	-
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-
4/20/2028	-

III-E-2

Date	Scheduled Class A-2 Principal Balance ($)
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-
11/20/2032	-

III-E-3

Date	Scheduled Class A-2 Principal Balance ($)
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-E-4

SCHEDULE III-F

SERIES 2015-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	92,862,500.00	263,925,000.00
11/20/2019	92,822,916.00	263,812,500.00
12/20/2019	92,783,334.00	263,700,000.00
1/20/2020	92,743,750.00	263,587,500.00
2/20/2020	92,704,166.00	263,475,000.00
3/20/2020	92,664,584.00	263,362,500.00
4/20/2020	92,625,000.00	263,250,000.00
5/20/2020	92,585,416.00	263,137,500.00
6/20/2020	92,545,834.00	263,025,000.00
7/20/2020	92,506,250.00	262,912,500.00
8/20/2020	92,466,666.00	262,800,000.00
9/20/2020	92,427,084.00	262,687,500.00
10/20/2020	92,387,500.00	262,575,000.00
11/20/2020	92,347,916.00	262,462,500.00
12/20/2020	92,308,334.00	262,350,000.00
1/20/2021	92,268,750.00	262,237,500.00
2/20/2021	92,229,166.00	262,125,000.00
3/20/2021	92,189,584.00	262,012,500.00
4/20/2021	92,150,000.00	261,900,000.00
5/20/2021	92,110,416.00	261,787,500.00
6/20/2021	92,070,834.00	261,675,000.00
7/20/2021	92,031,250.00	261,562,500.00
8/20/2021	91,991,666.00	261,450,000.00
9/20/2021	91,952,084.00	261,337,500.00
10/20/2021	91,912,500.00	261,225,000.00
11/20/2021	91,872,916.00	261,112,500.00
12/20/2021	91,833,334.00	261,000,000.00
1/20/2022	91,793,750.00	260,887,500.00
2/20/2022	91,754,166.00	260,775,000.00
3/20/2022	91,714,584.00	260,662,500.00
4/20/2022	-	260,550,000.00
5/20/2022	-	260,437,500.00
6/20/2022	-	260,325,000.00
7/20/2022	-	260,212,500.00
8/20/2022	-	260,100,000.00
9/20/2022	-	259,987,500.00
10/20/2022	-	259,875,000.00
11/20/2022	-	259,762,500.00
12/20/2022	-	259,650,000.00
1/20/2023	-	259,537,500.00
2/20/2023	-	259,425,000.00
3/20/2023	-	259,312,500.00
4/20/2023	-	259,200,000.00
5/20/2023	-	259,087,500.00
6/20/2023	-	258,975,000.00
7/20/2023	-	258,862,500.00

III-F-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
8/20/2023	-	258,750,000.00
9/20/2023	-	258,637,500.00
10/20/2023	-	258,525,000.00
11/20/2023	-	258,412,500.00
12/20/2023	-	258,300,000.00
1/20/2024	-	258,187,500.00
2/20/2024	-	258,075,000.00
3/20/2024	-	257,962,500.00
4/20/2024	-	257,850,000.00
5/20/2024	-	257,737,500.00
6/20/2024	-	257,625,000.00
7/20/2024	-	257,512,500.00
8/20/2024	-	257,400,000.00
9/20/2024	-	257,287,500.00
10/20/2024	-	257,175,000.00
11/20/2024	-	257,062,500.00
12/20/2024	-	256,950,000.00
1/20/2025	-	256,837,500.00
2/20/2025	-	256,725,000.00
3/20/2025	-	256,612,500.00
4/20/2025	-	-
5/20/2025	-	-
6/20/2025	-	-
7/20/2025	-	-
8/20/2025	-	-
9/20/2025	-	-
10/20/2025	-	-
11/20/2025	-	-
12/20/2025	-	-
1/20/2026	-	-
2/20/2026	-	-
3/20/2026	-	-
4/20/2026	-	-
5/20/2026	-	-
6/20/2026	-	-
7/20/2026	-	-
8/20/2026	-	-
9/20/2026	-	-
10/20/2026	-	-
11/20/2026	-	-
12/20/2026	-	-
1/20/2027	-	-
2/20/2027	-	-
3/20/2027	-	-
4/20/2027	-	-
5/20/2027	-	-
6/20/2027	-	-
7/20/2027	-	-
8/20/2027	-	-
9/20/2027	-	-
10/20/2027	-	-
11/20/2027	-	-
12/20/2027	-	-
1/20/2028	-	-
2/20/2028	-	-

III-F-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
3/20/2028	-	-
4/20/2028	-	-
5/20/2028	-	-
6/20/2028	-	-
7/20/2028	-	-
8/20/2028	-	-
9/20/2028	-	-
10/20/2028	-	-
11/20/2028	-	-
12/20/2028	-	-
1/20/2029	-	-
2/20/2029	-	-
3/20/2029	-	-
4/20/2029	-	-
5/20/2029	-	-
6/20/2029	-	-
7/20/2029	-	-
8/20/2029	-	-
9/20/2029	-	-
10/20/2029	-	-
11/20/2029	-	-
12/20/2029	-	-
1/20/2030	-	-
2/20/2030	-	-
3/20/2030	-	-
4/20/2030	-	-
5/20/2030	-	-
6/20/2030	-	-
7/20/2030	-	-
8/20/2030	-	-
9/20/2030	-	-
10/20/2030	-	-
11/20/2030	-	-
12/20/2030	-	-
1/20/2031	-	-
2/20/2031	-	-
3/20/2031	-	-
4/20/2031	-	-
5/20/2031	-	-
6/20/2031	-	-
7/20/2031	-	-
8/20/2031	-	-
9/20/2031	-	-
10/20/2031	-	-
11/20/2031	-	-
12/20/2031	-	-
1/20/2032	-	-
2/20/2032	-	-
3/20/2032	-	-
4/20/2032	-	-
5/20/2032	-	-
6/20/2032	-	-
7/20/2032	-	-
8/20/2032	-	-
9/20/2032	-	-

III-F-3

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
10/20/2032	-	-
11/20/2032	-	-
12/20/2032	-	-
1/20/2033	-	-
2/20/2033	-	-
3/20/2033	-	-
4/20/2033	-	-
5/20/2033	-	-
6/20/2033	-	-
7/20/2033	-	-
8/20/2033	-	-
9/20/2033	-	-
10/20/2033	-	-
11/20/2033	-	-
12/20/2033	-	-
1/20/2034	-	-
2/20/2034	-	-
3/20/2034	-	-
4/20/2034	-	-
5/20/2034	-	-
6/20/2034	-	-
7/20/2034	-	-
8/20/2034	-	-
9/20/2034	-	-
10/20/2034	-	-
11/20/2034	-	-

III-F-4

SCHEDULE III-G

SERIES 2016-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
Series Closing Date Balance	188,997,451.00	128,873,665.00
11/20/2019	188,672,612.00	128,658,733.00
12/20/2019	188,346,690.00	128,443,085.00
1/20/2020	188,019,682.00	128,226,718.00
2/20/2020	187,691,584.00	128,009,629.00
3/20/2020	187,362,392.00	127,791,817.00
4/20/2020	187,032,102.00	127,573,280.00
5/20/2020	186,700,712.00	127,354,013.00
6/20/2020	186,368,217.00	127,134,016.00
7/20/2020	186,034,614.00	126,913,285.00
8/20/2020	185,699,899.00	126,691,819.00
9/20/2020	185,364,068.00	126,469,614.00
10/20/2020	185,027,117.00	126,246,669.00
11/20/2020	184,689,044.00	126,022,981.00
12/20/2020	184,349,843.00	125,798,547.00
1/20/2021	184,009,512.00	125,573,364.00
2/20/2021	183,668,047.00	125,347,432.00
3/20/2021	183,325,443.00	125,120,746.00
4/20/2021	182,981,697.00	124,893,304.00
5/20/2021	182,636,806.00	124,665,105.00
6/20/2021	182,290,764.00	124,436,144.00
7/20/2021	181,943,570.00	124,206,421.00
8/20/2021	181,595,218.00	123,975,932.00
9/20/2021	181,245,705.00	123,744,674.00
10/20/2021	180,895,026.00	123,512,646.00
11/20/2021	180,543,179.00	123,279,844.00
12/20/2021	180,190,159.00	123,046,266.00
1/20/2022	179,835,962.00	122,811,910.00
2/20/2022	179,480,585.00	122,576,772.00
3/20/2022	179,124,023.00	122,340,851.00
4/20/2022	178,766,273.00	122,104,143.00
5/20/2022	178,407,329.00	121,866,646.00
6/20/2022	178,047,190.00	121,628,357.00
7/20/2022	177,685,850.00	121,389,275.00
8/20/2022	177,323,306.00	121,149,395.00
9/20/2022	176,959,553.00	120,908,716.00
10/20/2022	176,594,587.00	120,667,234.00
11/20/2022	176,228,405.00	120,424,947.00
12/20/2022	175,861,003.00	120,181,853.00
1/20/2023	175,492,376.00	119,937,949.00
2/20/2023	175,122,520.00	119,693,231.00
3/20/2023	174,751,431.00	119,447,698.00
4/20/2023	174,379,105.00	119,201,346.00
5/20/2023	174,005,538.00	118,954,174.00
6/20/2023	173,630,726.00	118,706,177.00
7/20/2023	173,254,664.00	118,457,353.00
8/20/2023	172,877,349.00	118,207,701.00

III-G-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
9/20/2023	172,498,776.00	117,957,216.00
10/20/2023	172,118,942.00	117,705,896.00
11/20/2023	171,737,841.00	117,453,738.00
12/20/2023	171,355,470.00	117,200,740.00
1/20/2024	170,971,824.00	116,946,898.00
2/20/2024	170,586,900.00	116,692,211.00
3/20/2024	170,200,692.00	116,436,674.00
4/20/2024	169,813,197.00	116,180,286.00
5/20/2024	169,424,411.00	115,923,043.00
6/20/2024	169,034,328.00	115,664,942.00
7/20/2024	168,642,945.00	115,405,981.00
8/20/2024	168,250,258.00	115,146,157.00
9/20/2024	167,856,261.00	114,885,467.00
10/20/2024	167,460,952.00	114,623,908.00
11/20/2024	167,064,324.00	114,361,477.00
12/20/2024	166,666,375.00	114,098,171.00
1/20/2025	166,267,099.00	113,833,988.00
2/20/2025	165,866,492.00	113,568,924.00
3/20/2025	165,464,549.00	113,302,976.00
4/20/2025	165,061,267.00	113,036,142.00
5/20/2025	164,656,641.00	112,768,419.00
6/20/2025	164,250,666.00	112,499,803.00
7/20/2025	163,843,338.00	112,230,292.00
8/20/2025	163,434,651.00	111,959,882.00
9/20/2025	163,024,603.00	111,688,571.00
10/20/2025	162,613,188.00	111,416,355.00
11/20/2025	162,200,401.00	111,143,233.00
12/20/2025	161,786,238.00	110,869,199.00
1/20/2026	161,370,695.00	110,594,253.00
2/20/2026	160,953,767.00	110,318,390.00
3/20/2026	160,535,449.00	110,041,607.00
4/20/2026	160,115,737.00	109,763,902.00
5/20/2026	159,694,625.00	109,485,271.00
6/20/2026	159,272,110.00	109,205,711.00
7/20/2026	158,848,186.00	108,925,219.00
8/20/2026	158,422,850.00	108,643,793.00
9/20/2026	157,996,095.00	108,361,428.00
10/20/2026	-	108,078,122.00
11/20/2026	-	107,793,872.00
12/20/2026	-	107,508,674.00
1/20/2027	-	107,222,526.00
2/20/2027	-	106,935,424.00
3/20/2027	-	106,647,364.00
4/20/2027	-	-
5/20/2027	-	-
6/20/2027	-	-
7/20/2027	-	-
8/20/2027	-	-
9/20/2027	-	-
10/20/2027	-	-
11/20/2027	-	-
12/20/2027	-	-
1/20/2028	-	-
2/20/2028	-	-
3/20/2028	-	-

III-G-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
4/20/2028	-	-
5/20/2028	-	-
6/20/2028	-	-
7/20/2028	-	-
8/20/2028	-	-
9/20/2028	-	-
10/20/2028	-	-
11/20/2028	-	-
12/20/2028	-	-
1/20/2029	-	-
2/20/2029	-	-
3/20/2029	-	-
4/20/2029	-	-
5/20/2029	-	-
6/20/2029	-	-
7/20/2029	-	-
8/20/2029	-	-
9/20/2029	-	-
10/20/2029	-	-
11/20/2029	-	-
12/20/2029	-	-
1/20/2030	-	-
2/20/2030	-	-
3/20/2030	-	-
4/20/2030	-	-
5/20/2030	-	-
6/20/2030	-	-
7/20/2030	-	-
8/20/2030	-	-
9/20/2030	-	-
10/20/2030	-	-
11/20/2030	-	-
12/20/2030	-	-
1/20/2031	-	-
2/20/2031	-	-
3/20/2031	-	-
4/20/2031	-	-
5/20/2031	-	-
6/20/2031	-	-
7/20/2031	-	-
8/20/2031	-	-
9/20/2031	-	-
10/20/2031	-	-
11/20/2031	-	-
12/20/2031	-	-
1/20/2032	-	-
2/20/2032	-	-
3/20/2032	-	-
4/20/2032	-	-
5/20/2032	-	-
6/20/2032	-	-
7/20/2032	-	-
8/20/2032	-	-
9/20/2032	-	-
10/20/2032	-	-

III-G-3

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
11/20/2032	-	-
12/20/2032	-	-
1/20/2033	-	-
2/20/2033	-	-
3/20/2033	-	-
4/20/2033	-	-
5/20/2033	-	-
6/20/2033	-	-
7/20/2033	-	-
8/20/2033	-	-
9/20/2033	-	-
10/20/2033	-	-
11/20/2033	-	-
12/20/2033	-	-
1/20/2034	-	-
2/20/2034	-	-
3/20/2034	-	-
4/20/2034	-	-
5/20/2034	-	-
6/20/2034	-	-
7/20/2034	-	-
8/20/2034	-	-
9/20/2034	-	-
10/20/2034	-	-
11/20/2034	-	-

III-G-4

SCHEDULE III-H

SERIES 2018-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
Series Closing Date Balance	146,900,794.00	223,289,206.00	49,750,000.00	163,180,000.00
11/20/2019	146,642,526.00	222,896,640.00	49,729,167.00	163,111,667.00
12/20/2019	146,384,259.00	222,504,074.00	49,708,333.00	163,043,333.00
1/20/2020	146,125,992.00	222,111,508.00	49,687,500.00	162,975,000.00
2/20/2020	145,867,725.00	221,718,942.00	49,666,667.00	162,906,667.00
3/20/2020	145,609,458.00	221,326,376.00	49,645,833.00	162,838,333.00
4/20/2020	145,351,190.00	220,933,810.00	49,625,000.00	162,770,000.00
5/20/2020	145,092,923.00	220,541,243.00	49,604,167.00	162,701,667.00
6/20/2020	144,834,656.00	220,148,677.00	49,583,333.00	162,633,333.00
7/20/2020	144,576,389.00	219,756,111.00	49,562,500.00	162,565,000.00
8/20/2020	144,318,122.00	219,363,545.00	49,541,667.00	162,496,667.00
9/20/2020	144,059,854.00	218,970,979.00	49,520,833.00	162,428,333.00
10/20/2020	143,801,587.00	218,578,413.00	49,500,000.00	162,360,000.00
11/20/2020	143,676,587.00	218,388,413.00	49,458,333.00	162,223,333.00
12/20/2020	143,551,587.00	218,198,413.00	49,416,667.00	162,086,667.00
1/20/2021	143,426,587.00	218,008,413.00	49,375,000.00	161,950,000.00
2/20/2021	143,301,587.00	217,818,413.00	49,333,333.00	161,813,333.00
3/20/2021	143,176,587.00	217,628,413.00	49,291,667.00	161,676,667.00
4/20/2021	143,051,587.00	217,438,413.00	49,250,000.00	161,540,000.00
5/20/2021	142,926,587.00	217,248,413.00	49,208,333.00	161,403,333.00
6/20/2021	142,801,587.00	217,058,413.00	49,166,667.00	161,266,667.00
7/20/2021	142,676,587.00	216,868,413.00	49,125,000.00	161,130,000.00
8/20/2021	142,551,587.00	216,678,413.00	49,083,333.00	160,993,333.00
9/20/2021	142,426,587.00	216,488,413.00	49,041,667.00	160,856,667.00
10/20/2021	142,301,587.00	216,298,413.00	49,000,000.00	160,720,000.00
11/20/2021	142,176,587.00	216,108,413.00	48,958,333.00	160,583,333.00
12/20/2021	142,051,587.00	215,918,413.00	48,916,667.00	160,446,667.00
1/20/2022	141,926,587.00	215,728,413.00	48,875,000.00	160,310,000.00
2/20/2022	141,801,587.00	215,538,413.00	48,833,333.00	160,173,333.00
3/20/2022	141,676,587.00	215,348,413.00	48,791,667.00	160,036,667.00
4/20/2022	141,551,587.00	215,158,413.00	48,750,000.00	159,900,000.00
5/20/2022	141,426,587.00	214,968,413.00	48,708,333.00	159,763,333.00
6/20/2022	141,301,587.00	214,778,413.00	48,666,667.00	159,626,667.00
7/20/2022	141,176,587.00	214,588,413.00	48,625,000.00	159,490,000.00
8/20/2022	141,051,587.00	214,398,413.00	48,583,333.00	159,353,333.00
9/20/2022	140,926,587.00	214,208,413.00	48,541,667.00	159,216,667.00
10/20/2022	140,801,587.00	214,018,413.00	48,500,000.00	159,080,000.00
11/20/2022	140,676,587.00	213,828,413.00	48,458,333.00	158,943,333.00
12/20/2022	140,551,587.00	213,638,413.00	48,416,667.00	158,806,667.00
1/20/2023	140,426,587.00	213,448,413.00	48,375,000.00	158,670,000.00
2/20/2023	140,301,587.00	213,258,413.00	48,333,333.00	158,533,333.00
3/20/2023	140,176,587.00	213,068,413.00	48,291,667.00	158,396,667.00
4/20/2023	140,051,587.00	212,878,413.00	48,250,000.00	158,260,000.00
5/20/2023	139,926,587.00	212,688,413.00	48,208,333.00	158,123,333.00
6/20/2023	139,801,587.00	212,498,413.00	48,166,667.00	157,986,667.00
7/20/2023	139,676,587.00	212,308,413.00	48,125,000.00	157,850,000.00

III-H-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
8/20/2023	139,551,587.00	212,118,413.00	48,083,333.00	157,713,333.00
9/20/2023	139,426,587.00	211,928,413.00	48,041,667.00	157,576,667.00
10/20/2023	139,301,587.00	211,738,413.00	48,000,000.00	157,440,000.00
11/20/2023	139,176,587.00	211,548,413.00	47,958,333.00	157,303,333.00
12/20/2023	139,051,587.00	211,358,413.00	47,916,667.00	157,166,667.00
1/20/2024	138,926,587.00	211,168,413.00	47,875,000.00	157,030,000.00
2/20/2024	138,801,587.00	210,978,413.00	47,833,333.00	156,893,333.00
3/20/2024	138,676,587.00	210,788,413.00	47,791,667.00	156,756,667.00
4/20/2024	138,551,587.00	210,598,413.00	47,750,000.00	156,620,000.00
5/20/2024	138,426,587.00	210,408,413.00	47,708,333.00	156,483,333.00
6/20/2024	138,301,587.00	210,218,413.00	47,666,667.00	156,346,667.00
7/20/2024	138,176,587.00	210,028,413.00	47,625,000.00	156,210,000.00
8/20/2024	138,051,587.00	209,838,413.00	47,583,333.00	156,073,333.00
9/20/2024	137,926,587.00	209,648,413.00	47,541,667.00	155,936,667.00
10/20/2024	-	209,458,413.00	-	155,800,000.00
11/20/2024	-	209,268,413.00	-	155,663,333.00
12/20/2024	-	209,078,413.00	-	155,526,667.00
1/20/2025	-	208,888,413.00	-	155,390,000.00
2/20/2025	-	208,698,413.00	-	155,253,333.00
3/20/2025	-	208,508,413.00	-	155,116,667.00
4/20/2025	-	208,318,413.00	-	154,980,000.00
5/20/2025	-	208,128,413.00	-	154,843,333.00
6/20/2025	-	207,938,413.00	-	154,706,667.00
7/20/2025	-	207,748,413.00	-	154,570,000.00
8/20/2025	-	207,558,413.00	-	154,433,333.00
9/20/2025	-	207,368,413.00	-	154,296,667.00
10/20/2025	-	207,178,413.00	-	154,160,000.00
11/20/2025	-	206,988,413.00	-	154,023,333.00
12/20/2025	-	206,798,413.00	-	153,886,667.00
1/20/2026	-	206,608,413.00	-	153,750,000.00
2/20/2026	-	206,418,413.00	-	153,613,333.00
3/20/2026	-	206,228,413.00	-	153,476,667.00
4/20/2026	-	206,038,413.00	-	153,340,000.00
5/20/2026	-	205,848,413.00	-	153,203,333.00
6/20/2026	-	205,658,413.00	-	153,066,667.00
7/20/2026	-	205,468,413.00	-	152,930,000.00
8/20/2026	-	205,278,413.00	-	152,793,333.00
9/20/2026	-	205,088,413.00	-	152,656,667.00
10/20/2026	-	204,898,413.00	-	152,520,000.00
11/20/2026	-	204,708,413.00	-	152,383,333.00
12/20/2026	-	204,518,413.00	-	152,246,667.00
1/20/2027	-	204,328,413.00	-	152,110,000.00
2/20/2027	-	204,138,413.00	-	151,973,333.00
3/20/2027	-	203,948,413.00	-	151,836,667.00
4/20/2027	-	203,758,413.00	-	151,700,000.00
5/20/2027	-	203,568,413.00	-	151,563,333.00
6/20/2027	-	203,378,413.00	-	151,426,667.00
7/20/2027	-	203,188,413.00	-	151,290,000.00
8/20/2027	-	202,998,413.00	-	151,153,333.00
9/20/2027	-	202,808,413.00	-	151,016,667.00
10/20/2027	-	-	-	-
11/20/2027	-	-	-	-
12/20/2027	-	-	-	-
1/20/2028	-	-	-	-

III-H-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
2/20/2028	-	-	-	-
3/20/2028	-	-	-	-
4/20/2028	-	-	-	-
5/20/2028	-	-	-	-
6/20/2028	-	-	-	-
7/20/2028	-	-	-	-
8/20/2028	-	-	-	-
9/20/2028	-	-	-	-
10/20/2028	-	-	-	-
11/20/2028	-	-	-	-
12/20/2028	-	-	-	-
1/20/2029	-	-	-	-
2/20/2029	-	-	-	-
3/20/2029	-	-	-	-
4/20/2029	-	-	-	-
5/20/2029	-	-	-	-
6/20/2029	-	-	-	-
7/20/2029	-	-	-	-
8/20/2029	-	-	-	-
9/20/2029	-	-	-	-
10/20/2029	-	-	-	-
11/20/2029	-	-	-	-
12/20/2029	-	-	-	-
1/20/2030	-	-	-	-
2/20/2030	-	-	-	-
3/20/2030	-	-	-	-
4/20/2030	-	-	-	-
5/20/2030	-	-	-	-
6/20/2030	-	-	-	-
7/20/2030	-	-	-	-
8/20/2030	-	-	-	-
9/20/2030	-	-	-	-
10/20/2030	-	-	-	-
11/20/2030	-	-	-	-
12/20/2030	-	-	-	-
1/20/2031	-	-	-	-
2/20/2031	-	-	-	-
3/20/2031	-	-	-	-
4/20/2031	-	-	-	-
5/20/2031	-	-	-	-
6/20/2031	-	-	-	-
7/20/2031	-	-	-	-
8/20/2031	-	-	-	-
9/20/2031	-	-	-	-

III-H-3

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
10/20/2031	-	-	-	-
11/20/2031	-	-	-	-
12/20/2031	-	-	-	-
1/20/2032	-	-	-	-
2/20/2032	-	-	-	-
3/20/2032	-	-	-	-
4/20/2032	-	-	-	-
5/20/2032	-	-	-	-
6/20/2032	-	-	-	-
7/20/2032	-	-	-	-
8/20/2032	-	-	-	-
9/20/2032	-	-	-	-
10/20/2032	-	-	-	-
11/20/2032	-	-	-	-
12/20/2032	-	-	-	-
1/20/2033	-	-	-	-
2/20/2033	-	-	-	-
3/20/2033	-	-	-	-
4/20/2033	-	-	-	-
5/20/2033	-	-	-	-
6/20/2033	-	-	-	-
7/20/2033	-	-	-	-
8/20/2033	-	-	-	-
9/20/2033	-	-	-	-
10/20/2033	-	-	-	-
11/20/2033	-	-	-	-
12/20/2033	-	-	-	-
1/20/2034	-	-	-	-
2/20/2034	-	-	-	-
3/20/2034	-	-	-	-
4/20/2034	-	-	-	-
5/20/2034	-	-	-	-
6/20/2034	-	-	-	-
7/20/2034	-	-	-	-
8/20/2034	-	-	-	-
9/20/2034	-	-	-	-
10/20/2034	-	-	-	-
11/20/2034	-	-	-	-

III-H-4

SCHEDULE III-I

SERIES 2019-1 CLASS A-1 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
Series Closing Date Balance	82,000,000.00
11/20/2019	82,000,000.00
12/20/2019	81,859,351.00
1/20/2020	81,718,702.00
2/20/2020	81,578,052.00
3/20/2020	81,437,403.00
4/20/2020	81,296,754.00
5/20/2020	81,156,104.00
6/20/2020	81,015,455.00
7/20/2020	80,874,806.00
8/20/2020	80,734,156.00
9/20/2020	80,593,507.00
10/20/2020	80,452,858.00
11/20/2020	80,312,209.00
12/20/2020	80,171,559.00
1/20/2021	80,030,910.00
2/20/2021	79,890,261.00
3/20/2021	79,749,611.00
4/20/2021	79,608,962.00
5/20/2021	79,468,313.00
6/20/2021	79,327,664.00
7/20/2021	79,187,014.00
8/20/2021	79,046,365.00
9/20/2021	78,905,716.00
10/20/2021	78,765,067.00
11/20/2021	78,624,417.00
12/20/2021	78,590,250.00
1/20/2022	78,556,084.00
2/20/2022	78,521,917.00
3/20/2022	78,487,750.00
4/20/2022	78,453,583.00
5/20/2022	78,419,416.00
6/20/2022	78,385,249.00
7/20/2022	78,351,083.00
8/20/2022	78,316,916.00
9/20/2022	78,282,749.00
10/20/2022	78,248,582.00
11/20/2022	78,214,415.00
12/20/2022	78,180,248.00
1/20/2023	78,146,081.00
2/20/2023	78,111,915.00
3/20/2023	78,077,748.00
4/20/2023	78,043,581.00
5/20/2023	78,009,414.00
6/20/2023	77,975,247.00
7/20/2023	77,941,080.00
8/20/2023	77,906,914.00
9/20/2023	77,872,747.00

III-I-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
10/20/2023	77,838,580.00
11/20/2023	77,804,413.00
12/20/2023	77,770,246.00
1/20/2024	77,736,079.00
2/20/2024	77,701,913.00
3/20/2024	77,667,746.00
4/20/2024	77,633,579.00
5/20/2024	77,599,412.00
6/20/2024	77,565,245.00
7/20/2024	77,531,078.00
8/20/2024	77,496,912.00
9/20/2024	77,462,745.00
10/20/2024	77,428,578.00
11/20/2024	77,394,411.00
12/20/2024	77,360,244.00
1/20/2025	77,326,077.00
2/20/2025	77,291,911.00
3/20/2025	77,257,744.00
4/20/2025	77,223,577.00
5/20/2025	77,189,410.00
6/20/2025	77,155,243.00
7/20/2025	77,121,076.00
8/20/2025	77,086,910.00
9/20/2025	77,052,743.00
10/20/2025	77,018,576.00
11/20/2025	76,984,409.00
12/20/2025	76,950,242.00
1/20/2026	76,916,075.00
2/20/2026	76,881,909.00
3/20/2026	76,847,742.00
4/20/2026	76,813,575.00
5/20/2026	76,779,408.00
6/20/2026	76,745,241.00
7/20/2026	76,711,074.00
8/20/2026	76,676,908.00
9/20/2026	76,642,741.00
10/20/2026	76,608,574.00
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-
4/20/2028	-

III-I-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-
11/20/2032	-

III-I-3

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-I-4

SCHEDULE III-J

SERIES 2019-1 CLASS A-2 (AAA) NOTES

AMORTIZATION SCHEDULE

	Scheduled Class A-2 (AAA) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
Series Closing Date Balance	244,000,000.00	244,000,000.00
11/20/2019	244,000,000.00	244,000,000.00
12/20/2019	243,581,482.00	243,581,482.00
1/20/2020	243,162,965.00	243,162,965.00
2/20/2020	242,744,448.00	242,744,448.00
3/20/2020	242,325,930.00	242,325,930.00
4/20/2020	241,907,413.00	241,907,413.00
5/20/2020	241,488,896.00	241,488,896.00
6/20/2020	241,070,378.00	241,070,378.00
7/20/2020	240,651,861.00	240,651,861.00
8/20/2020	240,233,344.00	240,233,344.00
9/20/2020	239,814,826.00	239,814,826.00
10/20/2020	239,396,309.00	239,396,309.00
11/20/2020	238,977,791.00	238,977,791.00
12/20/2020	238,559,274.00	238,559,274.00
1/20/2021	238,140,757.00	238,140,757.00
2/20/2021	237,722,239.00	237,722,239.00
3/20/2021	237,303,722.00	237,303,722.00
4/20/2021	236,885,205.00	236,885,205.00
5/20/2021	236,466,687.00	236,466,687.00
6/20/2021	236,048,169.00	236,048,169.00
7/20/2021	235,629,653.00	235,629,653.00
8/20/2021	235,211,135.00	235,211,135.00
9/20/2021	234,792,617.00	234,792,617.00
10/20/2021	234,374,100.00	234,374,100.00
11/20/2021	233,955,583.00	233,955,583.00
12/20/2021	233,853,916.00	233,853,916.00
1/20/2022	233,752,248.00	233,752,248.00
2/20/2022	233,650,581.00	233,650,581.00
3/20/2022	233,548,914.00	233,548,914.00
4/20/2022	233,447,247.00	233,447,247.00
5/20/2022	233,345,580.00	233,345,580.00
6/20/2022	233,243,913.00	233,243,913.00
7/20/2022	233,142,245.00	233,142,245.00
8/20/2022	233,040,578.00	233,040,578.00

III-J-1

	Scheduled Class A-2 (AAA) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
9/20/2022	232,938,911.00	232,938,911.00
10/20/2022	232,837,244.00	232,837,244.00
11/20/2022	232,735,577.00	232,735,577.00
12/20/2022	232,633,910.00	232,633,910.00
1/20/2023	232,532,243.00	232,532,243.00
2/20/2023	232,430,575.00	232,430,575.00
3/20/2023	232,328,908.00	232,328,908.00
4/20/2023	232,227,241.00	232,227,241.00
5/20/2023	232,125,574.00	232,125,574.00
6/20/2023	232,023,907.00	232,023,907.00
7/20/2023	231,922,240.00	231,922,240.00
8/20/2023	231,820,572.00	231,820,572.00
9/20/2023	231,718,905.00	231,718,905.00
10/20/2023	231,617,238.00	231,617,238.00
11/20/2023	231,515,571.00	231,515,571.00
12/20/2023	231,413,904.00	231,413,904.00
1/20/2024	231,312,237.00	231,312,237.00
2/20/2024	231,210,569.00	231,210,569.00
3/20/2024	231,108,902.00	231,108,902.00
4/20/2024	231,007,235.00	231,007,235.00
5/20/2024	230,905,568.00	230,905,568.00
6/20/2024	230,803,901.00	230,803,901.00
7/20/2024	230,702,234.00	230,702,234.00
8/20/2024	230,600,566.00	230,600,566.00
9/20/2024	230,498,899.00	230,498,899.00
10/20/2024	230,397,232.00	230,397,232.00
11/20/2024	230,295,565.00	230,295,565.00
12/20/2024	230,193,898.00	230,193,898.00
1/20/2025	230,092,231.00	230,092,231.00
2/20/2025	229,990,563.00	229,990,563.00
3/20/2025	229,888,896.00	229,888,896.00
4/20/2025	229,787,229.00	229,787,229.00
5/20/2025	229,685,562.00	229,685,562.00
6/20/2025	229,583,895.00	229,583,895.00
7/20/2025	229,482,228.00	229,482,228.00
8/20/2025	229,380,560.00	229,380,560.00
9/20/2025	229,278,893.00	229,278,893.00
10/20/2025	229,177,226.00	229,177,226.00
11/20/2025	229,075,559.00	229,075,559.00
12/20/2025	228,973,892.00	228,973,892.00
1/20/2026	228,872,225.00	228,872,225.00
2/20/2026	228,770,557.00	228,770,557.00
3/20/2026	228,668,890.00	228,668,890.00
4/20/2026	228,567,223.00	228,567,223.00
5/20/2026	228,465,556.00	228,465,556.00
6/20/2026	228,363,889.00	228,363,889.00
7/20/2026	228,262,222.00	228,262,222.00
8/20/2026	228,160,554.00	228,160,554.00
9/20/2026	228,058,887.00	228,058,887.00
10/20/2026	227,957,220.00	227,957,220.00
11/20/2026	227,855,553.00	227,855,553.00
12/20/2026	227,753,886.00	227,753,886.00
1/20/2027	227,652,219.00	227,652,219.00

III-J-2

	Scheduled Class A-2 (AAA) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
2/20/2027	227,550,551.00	227,550,551.00
3/20/2027	227,448,884.00	227,448,884.00
4/20/2027	227,347,217.00	227,347,217.00
5/20/2027	227,245,550.00	227,245,550.00
6/20/2027	227,143,883.00	227,143,883.00
7/20/2027	227,042,216.00	227,042,216.00
8/20/2027	226,940,548.00	226,940,548.00
9/20/2027	226,838,881.00	226,838,881.00
10/20/2027	226,737,214.00	226,737,214.00
11/20/2027	226,635,547.00	226,635,547.00
12/20/2027	226,533,880.00	226,533,880.00
1/20/2028	226,432,213.00	226,432,213.00
2/20/2028	226,330,545.00	226,330,545.00
3/20/2028	226,228,878.00	226,228,878.00
4/20/2028	226,127,211.00	226,127,211.00
5/20/2028	226,025,544.00	226,025,544.00
6/20/2028	225,923,877.00	225,923,877.00
7/20/2028	225,822,210.00	225,822,210.00
8/20/2028	225,720,542.00	225,720,542.00
9/20/2028	225,618,875.00	225,618,875.00
10/20/2028	225,517,208.00	225,517,208.00
11/20/2028	225,415,541.00	225,415,541.00
12/20/2028	225,313,874.00	225,313,874.00
1/20/2029	225,212,207.00	225,212,207.00
2/20/2029	225,110,539.00	225,110,539.00
3/20/2029	225,008,872.00	225,008,872.00
4/20/2029	224,907,205.00	224,907,205.00
5/20/2029	224,805,538.00	224,805,538.00
6/20/2029	224,703,871.00	224,703,871.00
7/20/2029	224,602,204.00	224,602,204.00
8/20/2029	224,500,536.00	224,500,536.00
9/20/2029	224,398,869.00	224,398,869.00
10/20/2029	224,297,202.00	224,297,202.00
11/20/2029	224,195,535.00	224,195,535.00
12/20/2029	224,093,868.00	224,093,868.00
1/20/2030	223,992,201.00	223,992,201.00
2/20/2030	223,890,533.00	223,890,533.00
3/20/2030	223,788,866.00	223,788,866.00
4/20/2030	223,687,199.00	223,687,199.00
5/20/2030	223,585,532.00	223,585,532.00
6/20/2030	223,483,865.00	223,483,865.00
7/20/2030	223,382,198.00	223,382,198.00
8/20/2030	223,280,530.00	223,280,530.00
9/20/2030	223,178,863.00	223,178,863.00
10/20/2030	223,077,196.00	223,077,196.00
11/20/2030	222,975,529.00	222,975,529.00
12/20/2030	222,873,862.00	222,873,862.00

III-J-3

	Scheduled Class A-2 (AAA) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
1/20/2031	222,772,195.00	222,772,195.00
2/20/2031	222,670,527.00	222,670,527.00
3/20/2031	222,568,860.00	222,568,860.00
4/20/2031	222,467,193.00	222,467,193.00
5/20/2031	222,365,526.00	222,365,526.00
6/20/2031	222,263,859.00	222,263,859.00
7/20/2031	222,162,192.00	222,162,192.00
8/20/2031	222,060,524.00	222,060,524.00
9/20/2031	221,958,857.00	221,958,857.00
10/20/2031	221,857,190.00	221,857,190.00
11/20/2031	-	221,755,523.00
12/20/2031	-	221,653,856.00
1/20/2032	-	221,552,189.00
2/20/2032	-	221,450,521.00
3/20/2032	-	221,348,854.00
4/20/2032	-	221,247,187.00
5/20/2032	-	221,145,520.00
6/20/2032	-	221,043,853.00
7/20/2032	-	220,942,186.00
8/20/2032	-	220,840,518.00
9/20/2032	-	220,738,851.00
10/20/2032	-	220,637,184.00
11/20/2032	-	220,535,517.00
12/20/2032	-	220,433,850.00
1/20/2033	-	220,332,183.00
2/20/2033	-	220,230,515.00
3/20/2033	-	220,128,848.00
4/20/2033	-	220,027,181.00
5/20/2033	-	219,925,514.00
6/20/2033	-	219,823,847.00
7/20/2033	-	219,722,180.00
8/20/2033	-	219,620,512.00
9/20/2033	-	219,518,845.00
10/20/2033	-	219,417,178.00
11/20/2033	-	219,315,511.00
12/20/2033	-	219,213,844.00
1/20/2034	-	219,112,177.00
2/20/2034	-	219,010,509.00
3/20/2034	-	218,908,842.00
4/20/2034	-	218,807,175.00
5/20/2034	-	218,705,508.00
6/20/2034	-	218,603,841.00
7/20/2034	-	218,502,174.00
8/20/2034	-	218,400,506.00
9/20/2034	-	218,298,839.00
10/20/2034	-	218,197,172.00
11/20/2034	-	-

III-J-4

SCHEDULE III-K

SERIES 2019-1 CLASS A-3 (A+) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-3 (A+) Principal Balance ($)
Series Closing Date Balance	46,000,000.00
11/20/2019	46,000,000.00
12/20/2019	45,980,833.00
1/20/2020	45,961,667.00
2/20/2020	45,942,500.00
3/20/2020	45,923,333.00
4/20/2020	45,904,167.00
5/20/2020	45,885,000.00
6/20/2020	45,865,833.00
7/20/2020	45,846,667.00
8/20/2020	45,827,500.00
9/20/2020	45,808,333.00
10/20/2020	45,789,167.00
11/20/2020	45,770,000.00
12/20/2020	45,750,833.00
1/20/2021	45,731,667.00
2/20/2021	45,712,500.00
3/20/2021	45,693,333.00
4/20/2021	45,674,167.00
5/20/2021	45,655,000.00
6/20/2021	45,635,833.00
7/20/2021	45,616,667.00
8/20/2021	45,597,500.00
9/20/2021	45,578,333.00
10/20/2021	45,559,167.00
11/20/2021	45,540,000.00
12/20/2021	45,520,833.00
1/20/2022	45,501,666.00
2/20/2022	45,482,499.00
3/20/2022	45,463,333.00
4/20/2022	45,444,166.00
5/20/2022	45,424,999.00
6/20/2022	45,405,832.00
7/20/2022	45,386,665.00
8/20/2022	45,367,498.00
9/20/2022	45,348,332.00
10/20/2022	45,329,165.00
11/20/2022	45,309,998.00
12/20/2022	45,290,831.00
1/20/2023	45,271,664.00
2/20/2023	45,252,497.00
3/20/2023	45,233,331.00
4/20/2023	45,214,164.00

III-K-1

Date	Scheduled Class A-3 (A+) Principal Balance ($)
5/20/2023	45,194,997.00
6/20/2023	45,175,830.00
7/20/2023	45,156,663.00
8/20/2023	45,137,496.00
9/20/2023	45,118,330.00
10/20/2023	45,099,163.00
11/20/2023	45,079,996.00
12/20/2023	45,060,829.00
1/20/2024	45,041,662.00
2/20/2024	45,022,495.00
3/20/2024	45,003,329.00
4/20/2024	44,984,162.00
5/20/2024	44,964,995.00
6/20/2024	44,945,828.00
7/20/2024	44,926,661.00
8/20/2024	44,907,494.00
9/20/2024	44,888,328.00
10/20/2024	44,869,161.00
11/20/2024	44,849,994.00
12/20/2024	44,830,827.00
1/20/2025	44,811,660.00
2/20/2025	44,792,493.00
3/20/2025	44,773,327.00
4/20/2025	44,754,160.00
5/20/2025	44,734,993.00
6/20/2025	44,715,826.00
7/20/2025	44,696,659.00
8/20/2025	44,677,492.00
9/20/2025	44,658,326.00
10/20/2025	44,639,159.00
11/20/2025	44,619,992.00
12/20/2025	44,600,825.00
1/20/2026	44,581,658.00
2/20/2026	44,562,491.00
3/20/2026	44,543,325.00
4/20/2026	44,524,158.00
5/20/2026	44,504,991.00
6/20/2026	44,485,824.00
7/20/2026	44,466,657.00
8/20/2026	44,447,490.00
9/20/2026	44,428,324.00
10/20/2026	44,409,157.00
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-

III-K-2

Date	Scheduled Class A-3 (A+) Principal Balance ($)
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-
11/20/2027	-
12/20/2027	-
1/20/2028	-
2/20/2028	-
3/20/2028	-
4/20/2028	-
5/20/2028	-
6/20/2028	-
7/20/2028	-
8/20/2028	-
9/20/2028	-
10/20/2028	-
11/20/2028	-
12/20/2028	-
1/20/2029	-
2/20/2029	-
3/20/2029	-
4/20/2029	-
5/20/2029	-
6/20/2029	-
7/20/2029	-
8/20/2029	-
9/20/2029	-
10/20/2029	-
11/20/2029	-
12/20/2029	-
1/20/2030	-
2/20/2030	-
3/20/2030	-
4/20/2030	-
5/20/2030	-
6/20/2030	-
7/20/2030	-
8/20/2030	-
9/20/2030	-
10/20/2030	-
11/20/2030	-
12/20/2030	-
1/20/2031	-
2/20/2031	-
3/20/2031	-
4/20/2031	-
5/20/2031	-
6/20/2031	-

III-K-3

Date	Scheduled Class A-3 (A+) Principal Balance ($)
7/20/2031	-
8/20/2031	-
9/20/2031	-
10/20/2031	-
11/20/2031	-
12/20/2031	-
1/20/2032	-
2/20/2032	-
3/20/2032	-
4/20/2032	-
5/20/2032	-
6/20/2032	-
7/20/2032	-
8/20/2032	-
9/20/2032	-
10/20/2032	-
11/20/2032	-
12/20/2032	-
1/20/2033	-
2/20/2033	-
3/20/2033	-
4/20/2033	-
5/20/2033	-
6/20/2033	-
7/20/2033	-
8/20/2033	-
9/20/2033	-
10/20/2033	-
11/20/2033	-
12/20/2033	-
1/20/2034	-
2/20/2034	-
3/20/2034	-
4/20/2034	-
5/20/2034	-
6/20/2034	-
7/20/2034	-
8/20/2034	-
9/20/2034	-
10/20/2034	-
11/20/2034	-

III-K-4

SCHEDULE III-L

SERIES 2019-1 CLASS A-4 (A+) NOTES

AMORTIZATION SCHEDULE

	Scheduled Class A-4 (A+) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
Series Closing Date Balance	136,000,000.00	136,000,000.00
11/20/2019	136,000,000.00	136,000,000.00
12/20/2019	135,943,334.00	135,943,334.00
1/20/2020	135,886,666.00	135,886,666.00
2/20/2020	135,830,000.00	135,830,000.00
3/20/2020	135,773,334.00	135,773,334.00
4/20/2020	135,716,666.00	135,716,666.00
5/20/2020	135,660,000.00	135,660,000.00
6/20/2020	135,603,334.00	135,603,334.00
7/20/2020	135,546,666.00	135,546,666.00
8/20/2020	135,490,000.00	135,490,000.00
9/20/2020	135,433,334.00	135,433,334.00
10/20/2020	135,376,666.00	135,376,666.00
11/20/2020	135,320,000.00	135,320,000.00
12/20/2020	135,263,334.00	135,263,334.00
1/20/2021	135,206,666.00	135,206,666.00
2/20/2021	135,150,000.00	135,150,000.00
3/20/2021	135,093,334.00	135,093,334.00
4/20/2021	135,036,666.00	135,036,666.00
5/20/2021	134,980,000.00	134,980,000.00
6/20/2021	134,923,334.00	134,923,334.00
7/20/2021	134,866,666.00	134,866,666.00
8/20/2021	134,810,000.00	134,810,000.00
9/20/2021	134,753,334.00	134,753,334.00
10/20/2021	134,696,666.00	134,696,666.00
11/20/2021	134,640,000.00	134,640,000.00
12/20/2021	134,583,333.00	134,583,333.00
1/20/2022	134,526,666.00	134,526,666.00
2/20/2022	134,469,999.00	134,469,999.00
3/20/2022	134,413,331.00	134,413,331.00
4/20/2022	134,356,664.00	134,356,664.00
5/20/2022	134,299,997.00	134,299,997.00
6/20/2022	134,243,330.00	134,243,330.00
7/20/2022	134,186,663.00	134,186,663.00
8/20/2022	134,129,996.00	134,129,996.00
9/20/2022	134,073,328.00	134,073,328.00
10/20/2022	134,016,661.00	134,016,661.00
11/20/2022	133,959,994.00	133,959,994.00
12/20/2022	133,903,327.00	133,903,327.00
1/20/2023	133,846,660.00	133,846,660.00
2/20/2023	133,789,993.00	133,789,993.00

III-L-1

	Scheduled Class A-4 (A+) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
3/20/2023	133,733,325.00	133,733,325.00
4/20/2023	133,676,658.00	133,676,658.00
5/20/2023	133,619,991.00	133,619,991.00
6/20/2023	133,563,324.00	133,563,324.00
7/20/2023	133,506,657.00	133,506,657.00
8/20/2023	133,449,990.00	133,449,990.00
9/20/2023	133,393,322.00	133,393,322.00
10/20/2023	133,336,655.00	133,336,655.00
11/20/2023	133,279,988.00	133,279,988.00
12/20/2023	133,223,321.00	133,223,321.00
1/20/2024	133,166,654.00	133,166,654.00
2/20/2024	133,109,987.00	133,109,987.00
3/20/2024	133,053,319.00	133,053,319.00
4/20/2024	132,996,652.00	132,996,652.00
5/20/2024	132,939,985.00	132,939,985.00
6/20/2024	132,883,318.00	132,883,318.00
7/20/2024	132,826,651.00	132,826,651.00
8/20/2024	132,769,984.00	132,769,984.00
9/20/2024	132,713,316.00	132,713,316.00
10/20/2024	132,656,649.00	132,656,649.00
11/20/2024	132,599,982.00	132,599,982.00
12/20/2024	132,543,315.00	132,543,315.00
1/20/2025	132,486,648.00	132,486,648.00
2/20/2025	132,429,981.00	132,429,981.00
3/20/2025	132,373,313.00	132,373,313.00
4/20/2025	132,316,646.00	132,316,646.00
5/20/2025	132,259,979.00	132,259,979.00
6/20/2025	132,203,312.00	132,203,312.00
7/20/2025	132,146,645.00	132,146,645.00
8/20/2025	132,089,978.00	132,089,978.00
9/20/2025	132,033,310.00	132,033,310.00
10/20/2025	131,976,643.00	131,976,643.00
11/20/2025	131,919,976.00	131,919,976.00
12/20/2025	131,863,309.00	131,863,309.00
1/20/2026	131,806,642.00	131,806,642.00
2/20/2026	131,749,975.00	131,749,975.00
3/20/2026	131,693,307.00	131,693,307.00
4/20/2026	131,636,640.00	131,636,640.00
5/20/2026	131,579,973.00	131,579,973.00
6/20/2026	131,523,306.00	131,523,306.00
7/20/2026	131,466,639.00	131,466,639.00
8/20/2026	131,409,972.00	131,409,972.00
9/20/2026	131,353,304.00	131,353,304.00
10/20/2026	131,296,637.00	131,296,637.00
11/20/2026	131,239,970.00	131,239,970.00
12/20/2026	131,183,303.00	131,183,303.00
1/20/2027	131,126,636.00	131,126,636.00

III-L-2

	Scheduled Class A-4 (A+) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
2/20/2027	131,069,969.00	131,069,969.00
3/20/2027	131,013,301.00	131,013,301.00
4/20/2027	130,956,634.00	130,956,634.00
5/20/2027	130,899,967.00	130,899,967.00
6/20/2027	130,843,300.00	130,843,300.00
7/20/2027	130,786,633.00	130,786,633.00
8/20/2027	130,729,966.00	130,729,966.00
9/20/2027	130,673,298.00	130,673,298.00
10/20/2027	130,616,631.00	130,616,631.00
11/20/2027	130,559,964.00	130,559,964.00
12/20/2027	130,503,297.00	130,503,297.00
1/20/2028	130,446,630.00	130,446,630.00
2/20/2028	130,389,963.00	130,389,963.00
3/20/2028	130,333,295.00	130,333,295.00
4/20/2028	130,276,628.00	130,276,628.00
5/20/2028	130,219,961.00	130,219,961.00
6/20/2028	130,163,294.00	130,163,294.00
7/20/2028	130,106,627.00	130,106,627.00
8/20/2028	130,049,960.00	130,049,960.00
9/20/2028	129,993,292.00	129,993,292.00
10/20/2028	129,936,625.00	129,936,625.00
11/20/2028	129,879,958.00	129,879,958.00
12/20/2028	129,823,291.00	129,823,291.00
1/20/2029	129,766,624.00	129,766,624.00
2/20/2029	129,709,957.00	129,709,957.00
3/20/2029	129,653,289.00	129,653,289.00
4/20/2029	129,596,622.00	129,596,622.00
5/20/2029	129,539,955.00	129,539,955.00
6/20/2029	129,483,288.00	129,483,288.00
7/20/2029	129,426,621.00	129,426,621.00
8/20/2029	129,369,954.00	129,369,954.00
9/20/2029	129,313,287.00	129,313,287.00
10/20/2029	129,256,619.00	129,256,619.00
11/20/2029	129,199,952.00	129,199,952.00
12/20/2029	129,143,285.00	129,143,285.00
1/20/2030	129,086,618.00	129,086,618.00
2/20/2030	129,029,951.00	129,029,951.00
3/20/2030	128,973,284.00	128,973,284.00
4/20/2030	128,916,616.00	128,916,616.00
5/20/2030	128,859,949.00	128,859,949.00
6/20/2030	128,803,282.00	128,803,282.00
7/20/2030	128,746,615.00	128,746,615.00
8/20/2030	128,689,948.00	128,689,948.00
9/20/2030	128,633,281.00	128,633,281.00
10/20/2030	128,576,613.00	128,576,613.00
11/20/2030	128,519,946.00	128,519,946.00
12/20/2030	128,463,279.00	128,463,279.00

III-L-3

	Scheduled Class A-4 (A+) Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
1/20/2031	128,406,612.00	128,406,612.00
2/20/2031	128,349,945.00	128,349,945.00
3/20/2031	128,293,278.00	128,293,278.00
4/20/2031	128,236,610.00	128,236,610.00
5/20/2031	128,179,943.00	128,179,943.00
6/20/2031	128,123,276.00	128,123,276.00
7/20/2031	128,066,609.00	128,066,609.00
8/20/2031	128,009,942.00	128,009,942.00
9/20/2031	127,953,275.00	127,953,275.00
10/20/2031	127,896,607.00	127,896,607.00
11/20/2031	-	127,839,940.00
12/20/2031	-	127,783,273.00
1/20/2032	-	127,726,606.00
2/20/2032	-	127,669,939.00
3/20/2032	-	127,613,272.00
4/20/2032	-	127,556,604.00
5/20/2032	-	127,499,937.00
6/20/2032	-	127,443,270.00
7/20/2032	-	127,386,603.00
8/20/2032	-	127,329,936.00
9/20/2032	-	127,273,269.00
10/20/2032	-	127,216,601.00
11/20/2032	-	127,159,934.00
12/20/2032	-	127,103,267.00
1/20/2033	-	127,046,600.00
2/20/2033	-	126,989,933.00
3/20/2033	-	126,933,266.00
4/20/2033	-	126,876,598.00
5/20/2033	-	126,819,931.00
6/20/2033	-	126,763,264.00
7/20/2033	-	126,706,597.00
8/20/2033	-	126,649,930.00
9/20/2033	-	126,593,263.00
10/20/2033	-	126,536,595.00
11/20/2033	-	126,479,928.00
12/20/2033	-	126,423,261.00
1/20/2034	-	126,366,594.00
2/20/2034	-	126,309,927.00
3/20/2034	-	126,253,260.00
4/20/2034	-	126,196,592.00
5/20/2034	-	126,139,925.00
6/20/2034	-	126,083,258.00
7/20/2034	-	126,026,591.00
8/20/2034	-	125,969,924.00
9/20/2034	-	125,913,257.00
10/20/2034	-	125,856,589.00
11/20/2034	-	-

III-L-4

SCHEDULE III-M

SERIES 2019-1 CLASS B NOTES

AMORTIZATION SCHEDULE

	Scheduled Class B Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
Series Closing Date Balance	155,000,000.00	155,000,000.00
11/20/2019	155,000,000.00	155,000,000.00
12/20/2019	155,000,000.00	155,000,000.00
1/20/2020	155,000,000.00	155,000,000.00
2/20/2020	155,000,000.00	155,000,000.00
3/20/2020	155,000,000.00	155,000,000.00
4/20/2020	155,000,000.00	155,000,000.00
5/20/2020	155,000,000.00	155,000,000.00
6/20/2020	155,000,000.00	155,000,000.00
7/20/2020	155,000,000.00	155,000,000.00
8/20/2020	155,000,000.00	155,000,000.00
9/20/2020	155,000,000.00	155,000,000.00
10/20/2020	155,000,000.00	155,000,000.00
11/20/2020	155,000,000.00	155,000,000.00
12/20/2020	155,000,000.00	155,000,000.00
1/20/2021	155,000,000.00	155,000,000.00
2/20/2021	155,000,000.00	155,000,000.00
3/20/2021	155,000,000.00	155,000,000.00
4/20/2021	155,000,000.00	155,000,000.00
5/20/2021	155,000,000.00	155,000,000.00
6/20/2021	155,000,000.00	155,000,000.00
7/20/2021	155,000,000.00	155,000,000.00
8/20/2021	155,000,000.00	155,000,000.00
9/20/2021	155,000,000.00	155,000,000.00
10/20/2021	155,000,000.00	155,000,000.00
11/20/2021	155,000,000.00	155,000,000.00
12/20/2021	155,000,000.00	155,000,000.00
1/20/2022	155,000,000.00	155,000,000.00
2/20/2022	155,000,000.00	155,000,000.00
3/20/2022	155,000,000.00	155,000,000.00
4/20/2022	155,000,000.00	155,000,000.00
5/20/2022	155,000,000.00	155,000,000.00
6/20/2022	155,000,000.00	155,000,000.00
7/20/2022	155,000,000.00	155,000,000.00
8/20/2022	155,000,000.00	155,000,000.00
9/20/2022	155,000,000.00	155,000,000.00
10/20/2022	155,000,000.00	155,000,000.00
11/20/2022	155,000,000.00	155,000,000.00
12/20/2022	155,000,000.00	155,000,000.00
1/20/2023	155,000,000.00	155,000,000.00
2/20/2023	155,000,000.00	155,000,000.00

III-M-1

	Scheduled Class B Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
3/20/2023	155,000,000.00	155,000,000.00
4/20/2023	155,000,000.00	155,000,000.00
5/20/2023	155,000,000.00	155,000,000.00
6/20/2023	155,000,000.00	155,000,000.00
7/20/2023	155,000,000.00	155,000,000.00
8/20/2023	155,000,000.00	155,000,000.00
9/20/2023	155,000,000.00	155,000,000.00
10/20/2023	155,000,000.00	155,000,000.00
11/20/2023	155,000,000.00	155,000,000.00
12/20/2023	155,000,000.00	155,000,000.00
1/20/2024	155,000,000.00	155,000,000.00
2/20/2024	155,000,000.00	155,000,000.00
3/20/2024	155,000,000.00	155,000,000.00
4/20/2024	155,000,000.00	155,000,000.00
5/20/2024	155,000,000.00	155,000,000.00
6/20/2024	155,000,000.00	155,000,000.00
7/20/2024	155,000,000.00	155,000,000.00
8/20/2024	155,000,000.00	155,000,000.00
9/20/2024	155,000,000.00	155,000,000.00
10/20/2024	155,000,000.00	155,000,000.00
11/20/2024	155,000,000.00	155,000,000.00
12/20/2024	155,000,000.00	155,000,000.00
1/20/2025	155,000,000.00	155,000,000.00
2/20/2025	155,000,000.00	155,000,000.00
3/20/2025	155,000,000.00	155,000,000.00
4/20/2025	155,000,000.00	155,000,000.00
5/20/2025	155,000,000.00	155,000,000.00
6/20/2025	155,000,000.00	155,000,000.00
7/20/2025	155,000,000.00	155,000,000.00
8/20/2025	155,000,000.00	155,000,000.00
9/20/2025	155,000,000.00	155,000,000.00
10/20/2025	155,000,000.00	155,000,000.00
11/20/2025	155,000,000.00	155,000,000.00
12/20/2025	155,000,000.00	155,000,000.00
1/20/2026	155,000,000.00	155,000,000.00
2/20/2026	155,000,000.00	155,000,000.00
3/20/2026	155,000,000.00	155,000,000.00
4/20/2026	155,000,000.00	155,000,000.00
5/20/2026	155,000,000.00	155,000,000.00
6/20/2026	155,000,000.00	155,000,000.00
7/20/2026	155,000,000.00	155,000,000.00
8/20/2026	155,000,000.00	155,000,000.00
9/20/2026	155,000,000.00	155,000,000.00
10/20/2026	155,000,000.00	155,000,000.00
11/20/2026	155,000,000.00	155,000,000.00
12/20/2026	155,000,000.00	155,000,000.00
1/20/2027	155,000,000.00	155,000,000.00

III-M-2

	Scheduled Class B Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
2/20/2027	155,000,000.00	155,000,000.00
3/20/2027	155,000,000.00	155,000,000.00
4/20/2027	155,000,000.00	155,000,000.00
5/20/2027	155,000,000.00	155,000,000.00
6/20/2027	155,000,000.00	155,000,000.00
7/20/2027	155,000,000.00	155,000,000.00
8/20/2027	155,000,000.00	155,000,000.00
9/20/2027	155,000,000.00	155,000,000.00
10/20/2027	155,000,000.00	155,000,000.00
11/20/2027	155,000,000.00	155,000,000.00
12/20/2027	155,000,000.00	155,000,000.00
1/20/2028	155,000,000.00	155,000,000.00
2/20/2028	155,000,000.00	155,000,000.00
3/20/2028	155,000,000.00	155,000,000.00
4/20/2028	155,000,000.00	155,000,000.00
5/20/2028	155,000,000.00	155,000,000.00
6/20/2028	155,000,000.00	155,000,000.00
7/20/2028	155,000,000.00	155,000,000.00
8/20/2028	155,000,000.00	155,000,000.00
9/20/2028	155,000,000.00	155,000,000.00
10/20/2028	155,000,000.00	155,000,000.00
11/20/2028	155,000,000.00	155,000,000.00
12/20/2028	155,000,000.00	155,000,000.00
1/20/2029	155,000,000.00	155,000,000.00
2/20/2029	155,000,000.00	155,000,000.00
3/20/2029	155,000,000.00	155,000,000.00
4/20/2029	155,000,000.00	155,000,000.00
5/20/2029	155,000,000.00	155,000,000.00
6/20/2029	155,000,000.00	155,000,000.00
7/20/2029	155,000,000.00	155,000,000.00
8/20/2029	155,000,000.00	155,000,000.00
9/20/2029	155,000,000.00	155,000,000.00
10/20/2029	155,000,000.00	155,000,000.00
11/20/2029	155,000,000.00	155,000,000.00
12/20/2029	155,000,000.00	155,000,000.00
1/20/2030	155,000,000.00	155,000,000.00
2/20/2030	155,000,000.00	155,000,000.00
3/20/2030	155,000,000.00	155,000,000.00
4/20/2030	155,000,000.00	155,000,000.00
5/20/2030	155,000,000.00	155,000,000.00
6/20/2030	155,000,000.00	155,000,000.00
7/20/2030	155,000,000.00	155,000,000.00
8/20/2030	155,000,000.00	155,000,000.00
9/20/2030	155,000,000.00	155,000,000.00
10/20/2030	155,000,000.00	155,000,000.00
11/20/2030	155,000,000.00	155,000,000.00
12/20/2030	155,000,000.00	155,000,000.00

III-M-3

	Scheduled Class B Principal Balance ($) Anticipated Repayment Date
Date	November 2031 (12 years)	November 2034 (15 years)
1/20/2031	155,000,000.00	155,000,000.00
2/20/2031	155,000,000.00	155,000,000.00
3/20/2031	155,000,000.00	155,000,000.00
4/20/2031	155,000,000.00	155,000,000.00
5/20/2031	155,000,000.00	155,000,000.00
6/20/2031	155,000,000.00	155,000,000.00
7/20/2031	155,000,000.00	155,000,000.00
8/20/2031	155,000,000.00	155,000,000.00
9/20/2031	155,000,000.00	155,000,000.00
10/20/2031	155,000,000.00	155,000,000.00
11/20/2031	-	155,000,000.00
12/20/2031	-	155,000,000.00
1/20/2032	-	155,000,000.00
2/20/2032	-	155,000,000.00
3/20/2032	-	155,000,000.00
4/20/2032	-	155,000,000.00
5/20/2032	-	155,000,000.00
6/20/2032	-	155,000,000.00
7/20/2032	-	155,000,000.00
8/20/2032	-	155,000,000.00
9/20/2032	-	155,000,000.00
10/20/2032	-	155,000,000.00
11/20/2032	-	155,000,000.00
12/20/2032	-	155,000,000.00
1/20/2033	-	155,000,000.00
2/20/2033	-	155,000,000.00
3/20/2033	-	155,000,000.00
4/20/2033	-	155,000,000.00
5/20/2033	-	155,000,000.00
6/20/2033	-	155,000,000.00
7/20/2033	-	155,000,000.00
8/20/2033	-	155,000,000.00
9/20/2033	-	155,000,000.00
10/20/2033	-	155,000,000.00
11/20/2033	-	155,000,000.00
12/20/2033	-	155,000,000.00
1/20/2034	-	155,000,000.00
2/20/2034	-	155,000,000.00
3/20/2034	-	155,000,000.00
4/20/2034	-	155,000,000.00
5/20/2034	-	155,000,000.00
6/20/2034	-	155,000,000.00
7/20/2034	-	155,000,000.00
8/20/2034	-	155,000,000.00
9/20/2034	-	155,000,000.00
10/20/2034	-	155,000,000.00
11/20/2034	-	-

III-M-4